                                     [LOGO]

                                 ALEX. BROWN
                               CAPITAL ADVISORY
                                   & TRUST
                            MARYLAND INTERMEDIATE
                            TAX-FREE INCOME SHARES
 (A Class of Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc.)


                           Prospectus -- January 10, 1997


   This mutual fund (the "Fund") is designed to provide current income exempt from federal income taxes and Maryland state and local income taxes consistent with preservation of principal within an intermediate-term maturity structure. The Fund will invest primarily in municipal obligations issued by the State of Maryland and its political subdivisions, agencies or instrumentalities. Under normal circumstances, the dollar weighted expected average maturity of the portfolio will be between 3 and 10 years. (See "Investment Program.")

   Alex. Brown Capital Advisory & Trust Shares of the Fund ("ABCAT Shares") are available solely for the discretionary accounts of Alex. Brown Capital Advisory & Trust Company and its affiliates. (See "How to Invest in ABCAT Shares.")

   This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be retained for future reference. A Statement of Additional Information dated August 1, 1996, as amended through January 10, 1997 has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-3524.

No person has been authorized to give any information or to make representations not contained in this Prospectus in connection with any offering made by this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund or its distributor. This Prospectus does not constitute an offering by the Fund or by its distributor in any jurisdiction in which such offering may not lawfully be made.


                                TABLE OF CONTENTS
                                -----------------
                                                                        Page

     Fund Expenses  ......................................                2
     Financial Highlights  ...............................                3
     Investment Program  .................................                5
     Investment Restrictions  ............................               11
     How to Invest in ABCAT Shares  ......................               11
     How to Redeem ABCAT Shares  .........................               12
     Dividends and Taxes  ................................               13
     Management of the Fund  .............................               16
     Investment Advisor  .................................               17
     Distributor  ........................................               18
     Custodian, Transfer Agent and Accounting Services  ..               18
     Performance Information  ............................               19
     General Information  ................................               20


THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
-----------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                      1

==============================================================================
FUND EXPENSES
 ..............................................................................


SHAREHOLDER TRANSACTION EXPENSES:
 (as a percentage of offering price)
------------------------------------------------------------------------------

Maximum Sales Charge Imposed on Purchases  ...............           None
Maximum Sales Charge Imposed on Reinvested Dividends  ....           None
Maximum Deferred Sales Charge  ...........................           None
------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(NET OF FEE WAIVERS AND REIMBURSEMENTS):
 (as a percentage of average daily net assets)


Management Fees (net of fee waivers)  ....................................  .00%*
12b-1 Fees  ..............................................................  None
Other Expenses (net of reimbursements)  ..................................  .45%*
                                                                           ----------
Total Fund Operating Expenses (net of fee waivers and reimbursements)  ...  .45%*
                                                                           ==========
-------------------------------------------------------------------------------------

* Alex. Brown Capital Advisory & Trust Company intends, consistent with applicable legal requirements, to reimburse its clients at the account level in an amount such that the additional cost for client assets invested in ABCAT Shares is .20%. Absent this arrangement, clients would be subject to the expenses of the Fund shown above. In this regard, the Fund's investment advisor currently intends to waive its fee or to reimburse the Fund on a voluntary basis to the extent required so that total Fund Operating Expenses do not exceed .45% of the ABCAT Shares' average daily net assets. Absent fee waivers and/or reimbursements, Management Fees would be .35%, Other Expenses would be .95% and Total Operating Expenses would be 1.30% of the ABCAT Shares' average daily net assets.

EXAMPLE:


 You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and (2)
redemption at the end of each time period:*        1 year       3 years       5 years       10 years
 ------------------------------------------------------------------------------------------------------
                                                     $5           $15           $25            $58
 ------------------------------------------------------------------------------------------------------

* The Example is based on Total Fund Operating Expenses, net of fee waivers and reimbursements. Absent such fee waivers and reimbursements, expenses would be higher.


   The Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

   The purpose of the foregoing table is to describe the various costs and expenses that an investor in the Fund will bear directly and indirectly. (For more complete descriptions of the various costs and expenses, see "How to Invest in ABCAT Shares," "Investment Advisor" and "Distributor.") The ABCAT Shares have not been offered prior to the date of this Prospectus. Accordingly, the Expenses and Example appearing in the table above are based on the Fund's expenses (net of fee waivers and reimbursements) for the Flag Investors Class A Shares, another class of shares offered by the Fund, for the fiscal year ended March 31, 1996, less 12b-1 fees of .25%.

===============================================================================
Financial Highlights

   The Fund has not offered the ABCAT Shares prior to the date of this Prospectus. However, the Fund has offered Flag Investors Class A Shares since October 1, 1993 and Flag Investors Institutional Shares since November 2, 1995. Historical financial information about the Fund is not fully applicable to the ABCAT Shares because the expenses paid by the Fund in the past differ from those the ABCAT Shares will incur. (See "Fund Expenses.") Nevertheless, historical information about the Fund may be useful to investors if they take into account the differences in expenses. Accordingly, the financial highlights included in this table have been derived from the Fund's financial statements for its other classes of shares for the periods indicated and, except for the financial statements for the six-month period ended September 30, 1996, which are unaudited, have been audited by Deloitte & Touche LLP, independent auditors. The financial statements and related notes for the fiscal year ended March 31, 1996 and the report thereon of Deloitte & Touche LLP, and the unaudited financial statements for the six-month period ended September 30, 1996, are included in the Statement of Additional Information. Additional performance information for the Fund's other classes of shares is contained in the Fund's Annual Report for the fiscal year ended March 31, 1996 and its Semi-Annual Report for the six-month period ended September 30, 1996, each of which can be obtained at no charge by calling the Fund at (800) 767-3524.

(For a share outstanding throughout each period)
-----------------------------------------------------------------------------


                                           Flag Investors
                                        Institutional Shares                         Flag Investors Class A Shares
                                 ---------------------------------  --------------------------------------------------------------
                                  For the Six                       For the Six
                                 Months Ended     For the Period    Months Ended                                  For the Period
                                 September 30,   November 2, 1995*  September 30,                                 October 1, 1993*
                                     1996             through          30, 1996         For the Year Ended            through
                                  (Unaudited)     March 31, 1996      Unaudited   March 31, 1996  March 31, 1995  March 31, 1994
                                 -------------   -----------------  ------------- --------------  --------------  ----------------
Per Share Operating
  Performance:
   Net asset value at
     beginning of period  ..     $    9.93         $    9.93         $    9.84       $     9.52      $     9.50      $    10.00
                                 ---------         ---------         ---------       ----------      ----------      ----------
Income from Investment
   Operations:
   Net investment income ...          0.26              0.15              0.15             0.39            0.40            0.14
   Net realized and unrealized
     gain/(loss) on
     investments  ..........          0.04             (0.03)            (0.06)            0.38            0.05           (0.53)
                                 ---------         ---------         ---------       ----------      ----------      ----------
   Total from Investment
     Operations  ...........          0.22              0.12              0.21             0.77            0.45           (0.39)
                                 ---------         ---------         ---------       ----------      ----------      ----------
Less Distributions:
   Dividends from net
     investment income and
     short-term gains ......         (0.24)            (0.12)            (0.15)           (0.39)          (0.40)          (0.11)
   Distributions in excess of
     income  ...............         --                --                (0.08)           (0.06)          (0.03)          --
                                 ---------         ---------         ---------       ----------      ----------      ----------
   Total Distributions .....         (0.24)            (0.12)            (0.45)           (0.43)          (0.11)          (0.23)
                                 ---------         ---------         ---------       ----------      ----------      ----------
   Net asset value at end of
     period  ...............     $    9.91         $    9.93         $    9.82       $     9.84      $     9.52      $     9.50
                                 =========         =========         =========       ==========      ==========      ==========
Total Return** .............          2.23%             2.83%             2.13%            8.20%           5.12%          (4.06)%
Ratios to Average Daily
      Net Assets:
   Expenses(1) .............          0.45%(2)          0.45%(2)          0.70%(2)         0.70%           0.70%           0.29%(2)
   Net investment income(3) .         4.60%(2)          4.45%(2)          4.35%(2)         4.09%           4.44%           3.84%(2)
Supplemental Data:
   Net assets at end of period
     (000)  ................    $11,820            $7,068           $11,916          $12,066         $12,919         $11,872
   Portfolio turnover rate .         18.96%             8.79%            18.96%            8.79%          33.00%           8.51%

------
 * Commencement of operations.
** Total return does not reflect any applicable sales charges.

(1) Without the waiver of advisory fees and reimbursement of expenses, the ratio of expenses to average daily net assets would have been 1.37% (annualized), 1.69%, 1.85% and 2.46% (annualized) for the Flag Investors Class A Shares for the six months ended September 30, 1996, the years ended March 31, 1996 and March 31, 1995 and the period ended March 31, 1994, respectively, and 1.12% (annualized) and, 1.30% (annualized) for the Flag Investors Institutional Shares for the six months ended September 30, 1996 and the period ended March 31, 1996, respectively.
(2) Annualized.
(3) Without the waiver of advisory fees and reimbursement of expenses, the ratio of net investment income to average daily net assets would have been 3.68% (annualized), 3.13%, 3.29% and 1.68% (annualized) for the Flag Investors Class A Shares for the six months ended September 30, 1996, the years ended March 31, 1996 and March 31, 1995 and the period ended March 31, 1994, respectively, and 3.93% (annualized) and 3.67% (annualized) for the Flag Investors Institutional Shares for the six months ended September 30, 1996 and the period ended March 31, 1996, respectively.

===============================================================================
Investment Program
 ...............................................................................


INVESTMENT OBJECTIVE, POLICIES AND RISK
CONSIDERATIONS

   The Fund seeks to provide current income exempt from federal income taxes and Maryland state and local income taxes consistent with preservation of principal within an intermediate-term maturity structure. There is no assurance this objective will be met.

   Under normal conditions, the Fund expects to be as fully invested as practicable in obligations which, in the opinion of bond counsel to the issuers, produce interest exempt from federal income tax and Maryland state and local income tax and at least 65% of the Fund's total assets will be invested in securities of Maryland issuers. These include municipal obligations issued by the State of Maryland and its political subdivisions, agencies or instrumentalities. The Fund may invest up to 35% of its assets in obligations of other issuers of securities the interest on which is exempt from Maryland state and local taxes. These issuers would include territories or possessions of the United States. However, the Fund has no present intention to invest in securities issued by such territories or possessions.

   As a matter of fundamental policy, under normal conditions, the Fund will invest at least 80% of its total assets in securities the interest on which is exempt from federal and Maryland state and local income taxes and 80% of the Fund's assets will be invested in municipal securities the income from which is not subject to the alternative minimum tax. Income derived from securities subject to the alternative minimum tax is not included when computing income exempt from federal and Maryland state and local income taxes. Under normal conditions, the Fund may invest up to 20% of its net assets in municipal securities the income from which is not exempt from Maryland state and local income taxes. For temporary, defensive purposes when, in the opinion of the Fund's investment advisor (the "Advisor"), securities exempt from Maryland state and local income tax are not readily available or of sufficient quality, the Fund can invest up to 100% of its assets in securities which pay interest which is exempt only from federal income taxes or in taxable U.S. Treasury securities.

   The Fund is a non-diversified investment company which means that more than 5% of its assets may be invested in each of one or more issuers. Since a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

   The Fund currently contemplates that it will not invest more than 25% of its total assets (at market value at the time of purchase) in municipal securities, the interest on which is paid from revenues of projects with similar characteristics. See also "Special Considerations Relating To Maryland Municipal Securities."

   Under normal circumstances the Fund's portfolio will have a dollar weighted average maturity of between 3 and 10 years. The value of obligations purchased by the Fund will change as interest rates change. Thus, a decrease in interest rates generally will result in an increase in the value of shares of the Fund. Conversely, an increase in interest rates will generally result in a decrease in the value of the shares of the Fund. The magnitude of these fluctuations will be greater as the average maturity of the Fund increases.

   Municipal notes in which the Fund may invest will be limited to those obligations (i) which are rated MIG-1 or VMIG-1 at the time of investment by Moody's Investors Service, Inc. ("Moody's"), (ii) which are rated SP-1 at the time of investment by Standard & Poor's Ratings Group ("S&P"), or (iii) which, if not rated by S&P or Moody's, are of comparable quality in the Advisor's judgement. Municipal bonds in which the Fund may invest must be rated BBB or better by S&P or Baa or better by Moody's at the time of investment or, if unrated by S&P or Moody's must be of comparable quality in the Advisor's judgement. Securities rated Baa or BBB are deemed to have speculative characteristics. Tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-1 by S&P or Prime-1 by Moody's at the time of investment or, if unrated by S&P or Moody's, are of comparable quality in the Advisor's judgement. These ratings may be based in part on credit support provided by a bank or other entity. Accordingly, a decline in the creditworthiness of the entity providing such support could affect the rating of the security, as well as the payment of interest and principal. For a description of the above ratings, see the Appendix in the Statement of Additional Information.

   The Fund may also enter into futures contracts and options on futures contracts, although it has no present intention to do so. Gains recognized by the Fund from such transactions would constitute taxable income to shareholders.

   The Fund may also purchase variable and floating rate demand notes and bonds. The Advisor will invest in commitments to purchase securities on a "when-issued" basis and reserves the right to engage in "put" transactions on a daily, weekly or monthly basis.

 ..............................................................................
MUNICIPAL SECURITIES

   Municipal securities that the Fund may purchase consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes, construction loan notes and participation interests therein. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity bonds, industrial development bonds and participation interests therein. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a toll bridge, or lease payments, for example). The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

   The Fund may purchase municipal lease obligations, including certificates of participation ("COPs") in municipal leases. The Fund may acquire municipal lease obligations that may be assigned by the lessee to another party provided the obligation continues to provide tax-exempt interest. The Fund will not purchase municipal lease obligations to the extent it holds municipal lease obligations and illiquid securities in an amount exceeding 10% of its net assets unless the Advisor determines that the municipal lease obligations are liquid pursuant to guidelines established by the Board of Directors of the Fund. Pursuant to these guidelines, the Advisor, in making this liquidity determination, will consider, among other factors, the strength and nature of the secondary market for such obligations, the prospect for its future marketability and whether such obligations are rated. The Fund expects that it will purchase only rated municipal lease obligations. In addition, the Fund may purchase participation interests in other municipal securities (such as industrial development bonds). (See "Participation Interests.")

   Municipal obligations purchased by the Fund which fall below the above rating criteria after the purchase by the Fund shall be sold promptly.

 ..............................................................................
INSURED OBLIGATIONS

   The Fund may invest in obligations that are insured as to the scheduled payment of all installments of principal and interest as they fall due. The purpose of this insurance is to minimize credit risks to the Fund and its shareholders associated with defaults in Maryland municipal obligations owned by the Fund. This insurance does not insure against market risk and therefore does not guarantee the market value of the obligations in the Fund's investment portfolio upon which the net asset value of the Fund's shares is based. The market value will continue to fluctuate in response to fluctuations in interest rates or the bond market. Similarly, this insurance does not cover or guarantee the value of the shares of the Fund. The ratings of the insured obligations may be based in part on insurance provided by an insurance company. Accordingly, a decline in the creditworthiness of the insurance company providing the insurance could affect the rating of the security, as well as the payment of interest and principal.

 ..............................................................................
PARTICIPATION INTERESTS

   The Fund may invest in COPs representing participation interests in municipal securities (such as AMT-Subject Bonds). A participation interest
(i) may pay a fixed, floating or variable rate of interest; (ii) gives the purchaser an undivided interest in the municipal security in the proportion that the Fund's participation interest bears to the total principal amount of the municipal security; and (iii) provides a demand repurchase feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank that meets the prescribed quality standards of the Fund. The Fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. Banks will retain or receive a service fee, letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments were purchased by the Fund. Participation interests in the form to be purchased by the Fund are new instruments, and no ruling of the Internal Revenue Service has been secured relating to their tax-exempt status. The Fund intends to purchase participation interests based upon opinions of counsel to the issuer to the effect that income from the participation interests is tax-exempt to the Fund. For purposes of complying with diversification requirements, the Fund will treat both the trust, or similar entity established to issue COPs, and the issuers of the underlying municipal securities as issuers. Also, the Fund will limit its investments in COPs to less than 25% of its total assets.

 ..............................................................................
REPURCHASE AGREEMENTS

   The Fund may agree to purchase U.S. Treasury securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. U.S. Treasury securities include Treasury bills, Treasury notes, Treasury bonds and Separate Trading of Registered Interest and Principal of Securities ("STRIPS"), all of which are direct obligations of the U.S. Government and are supported by the full faith and credit of the United States. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board of Directors under criteria established with the assistance of the Advisor. Default by the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

 ..............................................................................
VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS

   The Fund may purchase variable and floating rate demand notes and bonds, which are tax-exempt obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal either at any time or at specified intervals. The interest rates on these obligations fluctuate from time to time in response to changes in the market interest rates. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem will be dependent on the ability of the borrower to pay principal and interest on demand. Each demand note and bond purchased by the Fund will meet the quality criteria estab-lished for the purchase of other municipal obligations. The Advisor, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the Fund's portfolio. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. The Fund will not invest more than 10% of its net assets in floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.

 ..............................................................................
WHEN-ISSUED SECURITIES

   When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. When-issued commitments will not be used for speculative purposes and will be entered into only with the intention of actually acquiring the securities. The securities so purchased or sold are subject to market fluctuation so, at the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in municipal obligations purchased on a when-issued basis.

 ..............................................................................
SPECIAL CONSIDERATIONS RELATING TO MARYLAND MUNICIPAL SECURITIES

   The Fund's concentration in securities issued by the State of Maryland and its political subdivisions, agencies and instrumentalities involves greater risk than a fund broadly invested across many states and municipalities. In particular, changes in economic conditions and governmental policies of the State of Maryland and its municipalities could adversely affect the value of the Fund and the securities held by it. For further description of these risks, see "Risk Factors Associated with a Maryland Portfolio" in the Statement of Additional Information.

==============================================================================
Investment Restrictions


   The Fund's investment program is subject to a number of restrictions which reflect both self imposed standards and federal and state regulatory limitations. The investment restrictions numbered 1 and 2 below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the Fund's outstanding shares. Investment restriction number 3 may be changed by a vote of the majority of the Board of Directors. The Fund will not:

1) Concentrate 25% or more of its total assets in securities of issuers in any one industry, provided that this limitation does not apply to investments in tax-exempt securities issued by governments or political subdivisions of governments (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

2) Borrow money except as a temporary measure to facilitate settlements and for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equalling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities; and

3) Invest more than 10% of the Fund's net assets in illiquid securities, including repurchase agreements with maturities of greater than seven days.

   The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.


==============================================================================
How to Invest in ABCAT Shares

   Alex. Brown Capital Advisory & Trust Company and its affiliates may acquire ABCAT Shares on behalf of their discretionary accounts by placing orders with the Fund's distributor (the "Distributor"). Beneficial ownership of ABCAT Shares will be reflected on books maintained by Alex. Brown Capital Advisory & Trust Company or an affiliate. There is no minimum for initial or subsequent investments in ABCAT Shares.

   It is the responsibility of Alex. Brown Capital Advisory & Trust Company and its affiliates to transmit orders for ABCAT Share purchases and to deliver required funds to the Distributor. Orders for purchases of ABCAT

Shares are accepted on any day on which the New York Stock Exchange is open for business (a "Business Day"). Purchase orders for ABCAT Shares will be executed at the net asset value per share next determined after receipt of the purchase order and immediately available funds. The Fund reserves the right to suspend the sale of ABCAT Shares at any time or reject any order.


   The net asset value per share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing its share of the Fund's assets, deducting all liabilities, including liabilities attributable to that specific class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities are given their market value where feasible. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Advisor to be over-the-counter, are valued at the quoted bid prices provided by principal market makers. If a portfolio security is traded primarily on a national exchange on the valuation date, the last quoted sale price is generally used. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Such procedures may include the use of an independent pricing service which uses prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Debt obligations with maturities of 60 days or less will be valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors.


   In the interest of economy and convenience and because of the operating procedures for the ABCAT Shares, certificates representing such shares will not be issued. Beneficial owners of ABCAT Shares ("Shareholders") will have the same rights and ownership with respect to such shares as if certificates had been issued.


===============================================================================
How to Redeem ABCAT Shares


   ABCAT Shares may be redeemed by, or at the direction of, Alex. Brown Capital Advisory & Trust Company or an affiliate, as appropriate, on any Business Day by transmission of a redemption order through the Distributor, or by regular or express mail to the Fund's transfer agent (the "Transfer
Agent") at its address listed under "Custodian, Transfer Agent and Accounting Services." A redemption is effected at the net asset value per share next determined after receipt of the order in proper form. Redemption orders received after 4:00 p.m. (Eastern Time), or the close of the New York Stock Exchange, whichever is earlier, will be effected at the net asset value next determined on the following Business Day. Payment for redeemed ABCAT Shares will be made to, or at the direction of, Alex. Brown Capital Advisory
& Trust Company or an affiliate, as appropriate, for the benefit of Shareholders. Payment will be made as promptly as feasible and, under most circumstances, within three Business Days.

   Dividends payable up to the date of the redemption of ABCAT Shares will be paid on the next dividend payment date.


===============================================================================
DIVIDENDS AND TAXES
 ..............................................................................
DIVIDENDS AND DISTRIBUTIONS


   The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income (including net short-term capital gains) in the form of monthly dividends. The Fund may distribute to shareholders any net capital gains (net long-term capital gains less net short-term capital losses) on an annual basis or, alternatively, may elect to retain net capital gains and pay tax thereon.

   Unless other arrangements are made, all income dividends (consisting of dividend and interest income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net capital gains distributions, if any, will be reinvested in additional ABCAT Shares at net asset value.
 ..............................................................................
TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

   The following is only a general summary of certain tax considerations affecting the Fund and the Shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or the Shareholders, and the discussion here is not intended as a substitute for careful tax planning.

   The following summary is based on current tax laws and regulations which may be changed by legislative, judicial or administrative action. The Statement of Additional Information sets forth further information concerning taxes.

   The Fund intends to continue to qualify as a "regulated investment company" under the Code and to distribute to its investors all of its net investment income (including its net tax-exempt income) and net short-term and long-term capital gain income, if any, so that it is not required to pay federal taxes on amounts so distributed. In addition, the Fund expects to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax. The Fund will provide advice annually as to the federal income tax consequences of distributions made during the year.

   Dividends derived from the Fund's net exempt-interest income and designated by the Fund as exempt-interest dividends may be treated by Shareholders as items of interest excludable from their gross income for federal income tax purposes if the Fund qualifies as a regulated investment company and if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excluded from gross income. Although exempt-interest dividends are excludable from a Shareholder's gross income for regular income tax purposes, they may have collateral federal income tax consequences, including alternative minimum tax consequences. (See the Statement of Additional Information.)

   Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends. All or a portion of the interest on indebtedness incurred or continued by a Shareholder to purchase or carry ABCAT Shares is not deductible for federal income tax purposes. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by "private activity bonds" or "industrial development bonds" should consult their tax advisers before purchasing ABCAT Shares.

   Under the Code, dividends attributable to interest on certain "private activity bonds" issued after August 7, 1986, will be included in alternative minimum taxable income for the purpose of determining liability (if any) for the alternative minimum tax for individuals and for corporations. Additionally, in the case of corporations, all tax-exempt interest dividends will be taken into account in determining "adjusted current earnings" (as defined for federal income tax purposes) for purposes of computing the alternative minimum tax imposed on corporations.

   To the extent, if any, that dividends paid to investors are derived from taxable income, such dividends will be subject to federal income tax. In addition, as substantially all of the Fund's income is expected to be derived from earned interest, it is anticipated that no portion of the Fund's distributions will be eligible for the corporate dividends-received deduction. If the Fund purchases a municipal security at a market discount, any gain realized by the Fund upon sale or redemption of the municipal obligation shall be treated as taxable interest income to the extent such gain does not exceed the market discount and any gain realized in excess of the market discount will be treated as capital gain. Distributions of net investment income and/or the excess, if any, of net short-term capital gains over net long-term capital losses are taxable to investors as ordinary income, regardless of whether such distributions are paid in cash or reinvested in additional ABCAT Shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are designated by the Fund as capital gain dividends are taxable to investors as long-term capital gains, regardless of the length of time the investor owned the ABCAT Shares.

   Ordinarily, Shareholders will include all dividends declared by the Fund as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the Shareholders and paid by the Fund in the year in which the dividends were declared.

   The Fund will provide advice annually as to the federal income tax consequences of distributions made during the year. Shareholders are urged to consult their tax advisors concerning the application of state and local taxes to investments in the Fund.

   The sale, exchange or redemption of ABCAT Shares is a taxable event to the Shareholder.
 ..............................................................................
MARYLAND TAX DISCLOSURE

   To the extent the Fund qualifies as a regulated investment company under the Code, it will be subject to tax only on (1) that portion of its income on which tax is imposed for federal income tax purposes under Section 852(b)(1) of the Code and (2) that portion of its income which consists of federally tax exempt interest on obligations other than Maryland Exempt Obligations (hereinafter defined) to the extent such interest is not paid to Shareholders in the form of exempt-interest dividends. To the extent dividends paid by the Fund represent interest excludable from gross income for federal income tax purposes, that portion of exempt-interest dividends that represents interest received by the Fund on obligations issued by the State of Maryland, its political subdivisions, Puerto Rico, the U.S. Virgin Islands, or Guam and their respective authorities or municipalities ("Mary land Exempt Obligations"), will be exempt from Maryland state and local income taxes when distributed to a Shareholder. Except as noted below, all other dividend distributions will be subject to Maryland state and local income taxes.

   Capital gains distributed by the Fund to a Shareholder or any gains realized by a Shareholder from a redemption or sale of shares must be recognized for Maryland state and local income tax purposes to the extent recognized for federal income tax purposes. However, capital gains distributions included in the gross income of Shareholders for federal income tax purposes are subtracted from capital gains income for Maryland income tax purposes to the extent such distributions are derived from the disposition of debt obligations issued by the State of Maryland, its political subdivisions and authorities.

   Dividends received by a Shareholder from the Fund that are derived from interest on U.S. government obligations will be exempt from Maryland state and local income taxes. Entities subject to the financial institution franchise tax will generally be subject to tax on distributions from the Fund.

   In the case of individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Code for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds of an issuer other than the State of Maryland, its political subdivisions, or authorities is a preference item taken into account for this purpose. Accordingly, if the Fund holds such bonds, the excess of 50% of that portion of exempt interest dividends which is attributable to interest on such bonds over a threshold amount may be taxable by Maryland. Interest on indebtedness incurred or continued (directly or indirectly) by a Shareholder in order to purchase or carry shares of the Fund will not be deductible for Maryland state and local income tax purposes. Individuals will not be subject to personal property tax on their shares of the Fund. Shares of the Fund held by a Maryland resident at death may be subject to Maryland inheritance and estate taxes.


 ..............................................................................
Management of the Fund


   The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the

Fund's executive officers and to the Advisor. Two Directors and all of the officers of the Fund are officers or employees of the Distributor or the Advisor. The other Directors of the Fund have no affiliation with the Distributor or the Advisor.

   The Fund's Directors and officers are as follows:

*Richard T. Hale    Chairman  M. Elliott Randolph, Jr.  President
*Truman T. Semans   Director  Paul D. Corbin            Executive Vice President
 James J. Cunnane   Director  Edward J. Veilleux        Vice President
 John F. Kroeger    Director  Gary V. Fearnow           Vice President
 Louis E. Levy      Director  Monica M. Hausner         Vice President
 Eugene J. McDonald Director  Scott J. Liotta           Vice President
 Rebecca W. Rimel   Director  Joseph A. Finelli         Treasurer
                              Edward J. Stoken          Secretary
                              Laurie D. Collidge        Assistant Secretary

------
* Messrs. Hale and Semans are "interested persons" of the Fund within the meaning of Section 2(a)(19) under the Investment Company Act of 1940 (the "1940 Act").


==============================================================================
Investment Advisor

   Investment Company Capital Corp. ("ICC"), the Fund's investment advisor, is an indirect subsidiary of Alex. Brown Incorporated (described below) and an affiliate of Alex. Brown Capital Advisory & Trust Company. ICC is also the investment advisor to, and the Distributor acts as distributor for, other mutual funds in the Flag Investors family of funds and Alex. Brown Cash Reserve Fund, Inc., which funds had approximately $ 5.3 billion of net assets as of November 30, 1996. The address of ICC is 1 South Street, Baltimore, Maryland 21202.


   ICC is responsible for the general management of the Fund, as well as for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors. ICC currently intends to waive, on a voluntary basis, its annual fee to the extent necessary so that Total Fund Operating Expenses do not exceed .45% of the ABCAT Shares' average daily net assets. For the fiscal year ended March 31, 1996, ICC waived all advisory fees, amounting to $51,908, and reimbursed expenses of $87,047.

   ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")

 ...............................................................................
PORTFOLIO MANAGERS

   Messrs. M. Elliott Randolph, Jr., the Fund's President, and Paul D. Corbin, the Fund's Executive Vice President, have shared primary responsibility for managing the Fund's assets since inception.

   M. Elliott Randolph has 22 years of investment experience and has been a portfolio manager with the Advisor since 1991. From 1988-1991 he was a Principal with Monument Capital Management, Inc.

   Paul D. Corbin has over 17 years of investment experience and has been a portfolio manager with the Advisor since 1991. From 1984-1991 he served as the Senior Vice President in charge of Fixed Income Portfolio Management at First National Bank of Maryland.


===============================================================================
Distributor

   Alex. Brown & Sons Incorporated ("Alex Brown"), 1 South Street, Baltimore, Maryland 21202, acts as distributor of each class of the Fund's shares. Alex. Brown is an investment banking firm which offers a broad range of investment services to individual, institutional, corporate and municipal clients. It is a wholly-owned subsidiary of Alex. Brown Incorporated, which has engaged directly and through subsidiaries and affiliates in the investment business since 1800. Alex. Brown is a member of the New York Stock Exchange and other leading securities exchanges. Headquartered in Baltimore, Maryland, Alex. Brown has offices throughout the United States and, through subsidiaries, maintains offices in London, England, Geneva, Switzerland and Tokyo, Japan. Alex. Brown receives no compensation for distributing the ABCAT Shares.


   Alex. Brown bears all expenses associated with advertisements, promotional materials, sales literature and printing and mailing prospectuses to individuals and entities other than Fund shareholders.


===============================================================================
Custodian, Transfer Agent and
    Accounting Services

   PNC Bank, National Association ("PNC Bank"), a national banking association, with offices at Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, acts as custodian of the Fund's assets. ICC, 1 South Street, Baltimore Maryland 21202 is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services for the fiscal year ended March 31, 1996, ICC received from the Fund a fee equal to .12% of the Fund's average daily net assets. (See the Statement of Additional Information.) ICC also serves as the Fund's investment advisor.

===============================================================================
Performance Information


   From time to time the Fund may advertise its performance including comparisons to other mutual funds with similar investment objectives and to relevant indices. Any quotations of yield of the Fund will be determined by dividing the net investment income earned by the Fund during a 30 day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis. The Fund may also advertise a "tax-equivalent yield," which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a Shareholder. All advertisements of performance will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation.

   If the Fund compares its performance to other funds or to relevant indices, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield.

   The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services which monitor the performance of mutual funds. The Fund may also use total return performance data as reported in national, financial and industry publications that monitor the performance of mutual funds such as Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

   Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund.

Performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions.


==============================================================================
GENERAL INFORMATION
 ..............................................................................
DESCRIPTION OF SHARES


   The Fund is an open-end management investment company organized under the laws of the State of Maryland on July 23, 1993 and is authorized to issue 40 million shares of capital stock, par value of $.001 per share, all of which shares are designated common stock. Each share has one vote and shall be entitled to dividends and distributions when and if declared by the Fund. In the event of liquidation or dissolution of the Fund, each share would be entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid. The fiscal year end of the Fund is March 31.

   The Board of Directors is authorized to establish additional series of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "Alex. Brown Capital Advisory & Trust Maryland Intermediate Tax-Free Income Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have two other classes of shares in addition to the shares offered hereby: "Flag Investors Maryland Intermediate Tax-Free Income Fund Class A Shares", and "Flag Investors Maryland Intermediate Tax-Free Income
Fund Institutional Shares". Additional information concerning the Fund's other classes of shares may be obtained by calling Alex. Brown at (800) 767-3524. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to ABCAT Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different distribution fees or sales load structures and the net asset value per share of the classes may differ at times.
 ..............................................................................
ANNUAL MEETINGS

   Unless required under applicable Maryland law, the Fund does not expect to hold annual meetings of shareholders. However, shareholders of the Fund retain the right, under certain circumstances to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.
 ..............................................................................
REPORTS

   The Fund furnishes semi-annual reports containing information about the
Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors, Deloitte & Touche LLP.
 ..............................................................................
FUND COUNSEL

   Morgan, Lewis & Bockius LLP serves as counsel to the Fund.


 ..............................................................................
SHAREHOLDER INQUIRIES


   Shareholders with inquiries concerning their ABCAT Shares should contact their account manager at Alex. Brown Capital Advisory & Trust Company.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   ----------


         FLAG INVESTORS MARYLAND INTERMEDIATE TAX-FREE INCOME FUND, INC.


                                 1 South Street
                            Baltimore, Maryland 21202



                                   ----------





                    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS, WHICH MAY BE OBTAINED FROM ANY PARTICIPATING DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING ALEX. BROWN & SONS INCORPORATED,
                    1 SOUTH STREET, BALTIMORE, MARYLAND 21202, OR
                    BY CALLING (800) 767- FLAG.











           Statement of Additional Information Dated: August 1, 1996,
                         as amended through January 10, 1997

                         Relating to Prospectuses Dated:
  August 1, 1996 -- Relating to the Flag Investors Class A Shares and the
                      Flag Investors Institutional Shares
                                       and
 January 10, 1997 -- Relating to the Alex. Brown Capital Advisory & Trust Shares

                                TABLE OF CONTENTS

                                                                   Page
                                                                   ----

 1.      General Information and History...........................   1

 2.      Investment Objectives and Policies........................   1

 3.      Valuation of Shares and Redemption.......................   10

 4.      Federal Tax Treatment of Dividends and
           Distributions..........................................   11

 5.      Management of the Fund...................................   14

 6.      Investment Advisory and Other Services...................   19

 7.      Distribution of Fund Shares..............................   20

 8.      Brokerage................................................   24

 9.      Capital Stock............................................   25

10.      Semi-Annual Reports......................................   26

11.      Custodian, Transfer Agent and Accounting Services .......   26

12.      Independent Auditors ....................................   27

13.      Performance Information..................................   27

14.      Control Persons and Principal Holders of
           Securities.............................................   30

15.      Financial Statements.....................................   30

1.      GENERAL INFORMATION AND HISTORY


         Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers three classes of shares: Flag Investors Maryland Intermediate Tax-Free Income Fund Class A Shares (the "Flag Investors Class A Shares"), Flag Investors Maryland Intermediate Tax-Free Income Fund Institutional Shares (the "Flag Investors Institutional Shares") and Alex. Brown Capital Advisory & Trust Maryland Intermediate Tax-Free Income Shares (the "ABCAT Shares") (collectively, the "Shares"). As used herein, the "Fund" refers to Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc., and specific references to any class of the Fund's Shares will be made using the name of such class. The Flag Investors Class A Shares were formerly known as the Flag Investors Shares.


         There are three separate prospectuses for the Fund's Shares: one for the Flag Investors Class A Shares, one for the Flag Investors Institutional Shares and one for the ABCAT Shares. Each prospectus contains important information concerning the class of Shares offered thereby and the Fund and may be obtained without charge from Alex. Brown & Sons Incorporated ("Alex. Brown"), 1 South Street, Baltimore, Maryland 21202 (telephone: (800) 767-FLAG) or, with respect to the Flag Investors Class A Shares and the Flag Investors Institutional Shares, from Participating Dealers that offer shares to prospective investors. Prospectuses for the Flag Investors Class A Shares may also be obtained from Shareholder Servicing Agents. As used herein, the term "Prospectus" describes information common to the prospectuses of the three classes of the Fund's shares, unless the term "Prospectus" is modified by the appropriate class designation. As used herein, the "Fund" refers to Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement respecting the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


         The Fund was incorporated under the laws of the State of Maryland on July 23, 1993. The Fund filed a registration statement with the SEC registering itself as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and its Shares under the Securities Act of 1933, as amended. The Fund commenced offering the Flag Investors Class A Shares on October 1, 1993 and the Flag Investors Institutional Shares on November 2, 1995. The ABCAT Shares have not been offered prior to the date of this Statement of Additional Information.


        Under a license agreement dated October 1, 1993 between the Fund and Alex. Brown Incorporated, Alex. Brown Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.


2.      INVESTMENT OBJECTIVES AND POLICIES

        The Fund is designed to provide current income exempt from federal income taxes and Maryland state and local income taxes consistent with preservation of principal within an intermediate-term maturity structure. As described in the Prospectus, the Fund will attempt to achieve its objective by investing primarily in municipal obligations issued by the State of Maryland and its political subdivisions, agencies or instrumentalities. There can be no assurance that the Fund's investment objective will be achieved.

Municipal Obligations

        Municipal obligations include debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. For a discussion of quality, maturity and other criteria the Fund applies in investing in municipal obligations, see "Investment Objectives, Policies and Risk Considerations" in the Prospectus.

        Municipal obligations can be classified into three principal categories:
"general obligation bonds," "revenue bonds" and "notes". General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer. Revenue bonds include "tax exempt industrial development bonds," i.e., bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities. Tax-exempt industrial development bonds do not generally carry the pledge of the credit of the issuing municipality, but are generally guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments used to provide for short-term capital or operating needs. They are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

Other Tax-Exempt Instruments

        Other tax-exempt instruments which are permissible investments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the opinion of the Fund's investment advisor, Investment Company Capital Corp. ("ICC" or the "Advisor") be comparable to the long-term bond or commercial paper ratings stated in the Prospectus. The Advisor will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand.

        The Fund may also invest in municipal lease obligations or participation certificates issued by government authorities or entities to finance the acquisition or construction of a project or equipment. The certificates represent participations in a lease or installment purchase contract relating to such project or equipment. Although such municipal lease obligations do not constitute general obligations of the issuer to which the issuer's unlimited taxing power is pledged, lease obligations are frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation; however, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities are a type of financing that has not yet developed the depth of marketability associated with more conventional securities and may be illiquid. The Fund will not purchase such lease obligations to the extent that it holds municipal lease obligations or illiquid securities in an amount exceeding 10% of its net assets, except that, if the Advisor determines that any municipal lease obligations are liquid pursuant to guidelines adopted by the Board of Directors, such municipal lease obligations shall not be included for purposes of calculating the foregoing limit. The Advisor, in making this liquidity determination, will consider, among other factors, the strength and nature of the secondary market for such obligations, the prospect of its future marketability and whether such obligations are rated. The Fund expects that it will purchase only rated municipal lease obligations.

Money Market Securities

         From time to time the Fund may purchase taxable short-term securities. These securities include direct obligations of the U.S. Government which consist of bills, notes and bonds issued by the U.S. Treasury. Obligations issued by agencies of the U.S. Government, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the U.S. or are guaranteed by the U.S. Treasury or supported by the issuing agencies' right to borrow from the U.S. Treasury.

        The obligations of U.S. commercial banks include certificates of deposit, time deposits and bankers' acceptances. Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Time deposits earn a specified rate of interest over a definite period of time; however time deposits cannot be traded in the secondary market. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and furnish dollar exchanges. Maturities are generally six months or less.

        The commercial paper which may be purchased includes variable amount master demand notes which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the Advisor, be equivalent to the ratings applicable to permitted investments for the Fund. The Advisor will monitor on an ongoing basis the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Puts

        The Fund may engage in put transactions. The Advisor has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Fund would limit its put transactions to institutions which the Advisor believes present minimum credit risks, and the Advisor would use its best efforts initially to determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

        The securities purchased subject to a put, may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a put but the amount paid directly or indirectly for premiums on all puts outstanding will not exceed 2% of the value of the total assets of the Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Fund including such securities the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

Futures Contracts and Options on Futures Contracts

        The Fund may invest in futures contracts and related options including futures contracts on fixed income securities and contracts based on municipal bond or other financial indices.

        The Fund may buy or sell financial futures contracts or purchase options on such futures as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the buyer in cash the difference between the price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

        The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading

Commission ("CFTC") with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act and the regulations promulgated thereunder.

        Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities which initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. An investment in options involves payment of a premium for the option without any further obligation on the part of the Fund.

        Regulations of the CFTC applicable to the Fund currently require that all of the Fund's futures and options on futures transactions constitute bona fide hedging transactions or be undertaken incidental to the Fund's activities in the securities markets. In accordance with CFTC regulations, the Fund may not purchase or sell futures contracts or options thereon if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's existing futures positions and premiums paid for options on futures would exceed 5% of the fair market value of the Fund's total assets. The Advisor reserves the right to comply with such different standard as may be established by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

        The variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Fund to hedge successfully will depend on the Advisor's ability to forecast pertinent market movements, which cannot be assured. Finally, the daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options purchased by the Fund, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce net asset value. Income earned by the Fund from its hedging activities generally will be treated as capital gains.

Other Investment Practices

        In addition, the Fund may enter into repurchase agreements and make purchases of when-issued securities as described below.


        Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, deemed to be creditworthy by the Fund's Board of Directors under criteria established with the guidance of the Fund's Advisor. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of underlying securities will at least be equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the U.S. Treasury only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

        When-Issued Securities. The Fund may purchase debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Fund will make commitments to purchase obligations on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

        Segregated accounts will be established with the Fund's custodian and will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Investment Restrictions

        The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. Accordingly, the Fund will not:

         1. Invest in real estate or mortgages on real estate;

         2. Purchase or sell commodities or commodities contracts, except that the Fund may invest in financial futures and options thereon;

         3. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

         4. Issue senior securities;

         5. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies and may make loans through the use of repurchase agreements;

         6. Effect short sales of securities;

         7. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); or

         8. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs.

        The following investment restriction may be changed by a vote of the majority of the Board of Directors. The Fund will not:


         1. Invest in shares of any other investment company registered under the Investment Company Act, except as permitted by federal law;


Risk Factors Associated With a Maryland Portfolio

        The Fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to the State of Maryland and its agencies, there are 23 counties and 156 incorporated municipalities in Maryland (including Baltimore City), many of which have outstanding debt. As described below, a number of Maryland public authorities also issue debt.

        Economy. The economy of the State of Maryland continues to demonstrate relatively strong performance, with personal income well above the national average. Total State employment was 2.69 million in March 1996 with the majority of jobs in trade, service, and government sectors. The national recession caused a loss of jobs in Maryland after employment levels peaked in mid-1990 but employment levels began to recover in mid-1992. Unemployment was 4.8% in March 1996, compared to a national average of 5.8%. The State's population in 1995 was approximately 5.04 million with 83% concentrated in the Baltimore-Washington corridor.

        Debt. The State of Maryland and its political subdivisions issue four basic types of debt having varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer, revenue bonds secured by specific pledged taxes or revenue streams, conduit revenue bonds payable from the repayment of certain loans to entities such as hospitals and universities and tax-exempt lease obligations (including certificates of participation in the same), the payments under which are subject to annual appropriation. In 1995, $2,094,900,000 in state and local debt was issued in Maryland, with approximately 50% representing general obligation debt and 50% revenue bonds or lease-backed debt.


        Total combined tax supported debt outstanding of the State, Baltimore City and all of the counties, municipalities and special districts within Maryland totaled $12 billion as of June 30, 1994. The State of Maryland had $2.89 billion in general obligation bonds outstanding as of March 31, 1996. General obligation debt of the State of Maryland is rated Aaa by Moody's, AAA by Standard & Poor's and AAA by Fitch; there can be no assurance that these ratings will continue. There is no general limit on state general obligation bonds imposed by the State Constitution or laws; state general obligation bonds are payable from ad valorem taxes and, under the State Constitution, may not be issued unless the debt is authorized by a law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt has been paid. State and local general obligation debt on a per capita basis and as a percentage of property values have increased by 34.0% and 10.7%, respectively, between fiscal years 1990 and 1994. Although the State may borrow up to $100 million in short-term notes in anticipation of taxes and revenues, the State has not made use of this authority.

        Many agencies and instrumentalities of the State government are authorized to borrow money under legislation which expressly provides that the obligations shall not be deemed to constitute a debt or a pledge of the faith and credit of the State. The Department of Transportation issues limited, special obligations payable primarily from fixed-rate excise taxes and other revenues related mainly to highway use, the amount of which was limited by the General Assembly to $1.054 billion for fiscal year 1996 (ending June 30, 1996); the principal amount of such bonds outstanding as of March 31, 1996 was $990.3 million. The Maryland Transportation Authority, the Community Development Administration of the Department of Housing and Community Development, the Maryland Stadium Authority, the Maryland Environmental Service, the public educational institutions (which include the University of Maryland System, Morgan State University and St. Mary's College of Maryland, the Maryland Food Center Authority and the Maryland Water Quality Financing Administration also have issued and have outstanding bonds, the principal of and interest on which are payable solely from specified sources, principally fees or loan payments generated from use of the facilities, enterprises financed by the bonds, or other dedicated fees. None of these bonds constitute debts or pledges of the faith and credit of the State. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from that of the State's general obligation bonds. Total outstanding revenue and enterprise debt of these State units at March 31, 1996 was approximately $3.7 billion.

        Certain State agencies also execute capital lease or conditional purchase agreements to finance certain facilities; all of the payments under these arrangements are subject to annual appropriation by the State. In the event that appropriations are not made, the State and its agencies may not be held contractually liable for the lease payments. As of March 31, 1996, $113 million of lease and conditional purchase financings were outstanding.

        In addition, the Maryland Health and Higher Educational Facilities Authority, the Maryland Industrial Development Financing Authority, the Northeast Maryland Waste Disposal Authority and the Maryland Economic Development Corporation issue conduit revenue bonds, the proceeds of which are lent to borrowers eligible under relevant State and federal law. These bonds are payable solely from the loan payments made by the borrowers, and their credit quality vary with the financial strengths of the respective borrowers.

        Financial. To a large degree, the risk of the portfolio is dependent upon the financial strength of the State of Maryland, its political subdivisions and the obligors on conduit revenue bonds. The following discussion focuses only on the recent budgets of the State of Maryland. The soundness of the State's budget, however, may have little or no correlation to the financial strength (or weakness) of a particular political subdivision or a particular obligor on conduit revenue bonds.

        During the fiscal years 1991 through 1993, the national recession and weakened economy caused shortfalls in the State's budgeted revenues and increases in demand for State services. During that period the State was forced both to cut local aid and other State expenditures and to raise taxes. Showing improvement from prior years, the State ended its fiscal years 1994 and 1995 with surpluses.

        In April 1995, the State's General Assembly approved a $14.4 billion budget for fiscal year 1996, an 8.2% increase over the fiscal year 1995 budget. When the fiscal year budget was enacted, the State projected that it would end the fiscal year with a general fund surplus of $3.1 million.

        In December 1995 and March 1996, the State lowered its estimates of general fund revenues by a total of $148 million. To address this reduction in revenues, the State plans, among other things, to reduce general fund appropriations and to transfer $78 million from the Revenue Stabilization Account of the State Reserve Fund. The State expects the balance in the Revenue Stabilization Account after this transfer to be $439 million.

        In April 1996, the General Assembly of the State approved a $14.6 billion budget for fiscal year 1997, a 1.5% increase over the fiscal year 1996 budget. This budget includes funds sufficient to meet all fiscal year 1996 deficiencies and to meet all specific statutory funding requirements. The fiscal year 1997 budget also incorporates $29 million in savings from revisions to the State personnel system and reform to the welfare and Medicaid programs.

Other Maryland Issuers

        Many local Maryland governments have also suffered from fiscal stress and general declines in financial performance. Recessionary impacts have resulted in downturns in real estate related receipts, declines in the growth of income tax revenues, lower cash positions and reduced interest income. To compensate for reductions in State aid to local governments, local governments closed this gap by increasing property and other taxes, program cuts, and curtailing pay raises. Certain counties in Maryland are subject to voter approval limitations on property tax levy increases or on increases in governmental spending which limits their flexibility in responding to external changes. Various tax initiatives to reform existing tax structures in certain counties were placed on the November 1992 election ballot and were adopted. Future initiatives, if proposed and adopted, could create pressure on the counties and other local governments and their ability to raise revenues. The Fund cannot predict the impact of any such future tax limitations on debt quality.

        Many Maryland counties have established agencies with bond issuing authority, such as housing authorities. Maryland municipalities also have the power to issue conduit revenue bonds. Maryland local governments and their authorities are subject to various risks and uncertainties, and the credit quality of the bonds issued by them may vary considerably from that of State general obligation bonds.

        Sectors. Certain areas of potential investment concentration present unique risks. In recent years, 6 to 12% of tax-exempt debt issues in Maryland has been for public or non-profit health care institutions. A significant portion of the Fund's assets may be invested in health care issues. Since 1983, the hospital industry has been under significant pressure to reduce expenses and limit length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each issue is separately secured by the individual hospital's revenues, third party reimbursement mechanisms for patient care are common to the group. At the present time Maryland hospitals operate under a system which reimburses hospitals according to a State administered set of rates and charges rather than the Federal Diagnosis Related Group (DRG) system for Medicare payments. Since 1983, Maryland hospitals have operated below the national average in terms of Medicare cost increases, allowing them to continue operating under a Medicare waiver. However, any loss of this waiver in the future may have an adverse impact upon the credit quality of Maryland hospitals. Additionally, national focus on health care reform and any resulting legislation may further impact the financial condition of hospitals in Maryland and other states.

        The Fund may from time to time invest in solid waste revenue bonds which have exposure to environmental, technological and market risks which could affect the security and value of the bonds. Such risks include construction delay or shortfalls in construction funds due to increased regulation, and market disruption and revenue variability due to recent court decisions and legislative proposals.

Investments in Puerto Rico

        Although the Fund has no present intention to do so, from time to time, the Fund may invest in obligations of the Commonwealth of Puerto Rico and its public corporations exempt from federal and Maryland state and local income taxes. These investments will not be considered Maryland municipal securities for purposes of the Fund's policy to invest, under normal market conditions, 65% of its assets in Maryland municipal securities. The majority of the Commonwealth's debt is issued by ten public agencies that are responsible for many of the island's public functions, such as water, wastewater, highways, telecommunications, education, and public construction. As of May 31, 1995, outstanding public sector debt issued by the Commonwealth and its public corporations totaled $15.9 billion.

        Investment in Puerto Rico obligations requires a careful assessment of certain risk factors. These include reliance on substantial federal assistance and favorable tax programs, above average levels of unemployment and low wealth levels, and an economy vulnerable to adverse shifts in energy prices and U.S. foreign trade/monetary policies. These risks are countered by strong security provisions, a long history of timely debt repayment, and improved financial practices.


3.      VALUATION OF SHARES AND REDEMPTION

Valuation of Shares



         The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) on each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund reserves the right to suspend the sale of Shares at any time.



        Net asset value per Share of a class is calculated by valuing all assets held by the Fund attributable to the class, deducting any liabilities attributable to the class, and dividing the resulting amount by the number of then outstanding Shares of the class. For this purpose, portfolio securities will be given their market value where feasible. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Advisor to be over-the-counter, are valued at the quoted bid prices provided by principal market makers. If a portfolio security is traded primarily on a national exchange on the valuation date, the last quoted sale price will generally be used. Securities or other assets for which market quotations are not readily available are valued at their fair market value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Such procedures may include (i) the use of an independent pricing service which uses prices based upon yields or prices of securities of comparable quality, coupon, maturity and type, (ii) indications as to values from dealers and (iii) general market conditions. Debt obligations with maturities of 60 days or less will be valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors.

Redemption

        The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.


         Under normal circumstances, the Fund will redeem Flag Investors Class A Shares by check, Flag Investors Institutional Shares by wire transfer of funds and ABCAT Shares by transfer of funds by, or at the direction of, Alex. Brown Capital Advisory & Trust Company or an affiliate, as described in the Prospectus relating to each class of Shares. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.



4.      FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

        The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

        The following discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

        The Fund expects to qualify as a regulated investment company under Subchapter M of the Code. However, to qualify as a regulated investment company for any taxable year, the Fund must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies and other income (including, but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement") and (2) derive less than 30% of its gross income each taxable year (exclusive of certain gains from designated hedging transactions that are offset by unrealized losses on offsetting positions) from gains on the sale or other disposition of any of the following investments if such investments are held for less than three months (the "Short-Short Gain Test"): (a) stock or securities (as defined in Section 2(a)(36) of the Investment Company Act); (b) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies), and (c) foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts on foreign currencies) are not directly related to the regulated investment company's principal business of investing in stock or securities (or options and futures with respect to stocks or securities). The Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded.

        In addition, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). Generally, the Fund will not lose its status as a regulated investment company if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.

        Under Subchapter M, the Fund is exempt from federal income tax on its taxable net investment income and net capital gains which it distributes to shareholders, provided generally that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital loss) for the year (the "Distribution Requirement") and complies with the other requirements of the Code described above. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

        As noted in the Prospectus, exempt-interest dividends are excludable from a shareholder's gross income for regular federal income tax purposes. Exempt-interest dividends may nevertheless be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by Section 55 of the Code or the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The Alternative Minimum Tax is imposed at rates up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Environmental Tax is imposed at the rate of 0.12% and applies only to corporate taxpayers. The Alternative Minimum Tax and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in
Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax and the Environmental Tax.

        For purposes of the Distribution Requirement (as well as for other purposes), the Fund will be required to treat as interest income any recognized market discount on debt obligations which it holds.

Generally, market discount is the amount by which the stated redemption price of a bond exceeds the amount paid by a purchaser of the bond (most common where the value of a bond decreases after original issue as a result of a decline in the creditworthiness of the issuer or an increase in prevailing interest rates). Generally, upon the disposition of a bond bearing market discount or receipt of any principal payment with respect to such a bond, market discount is recognized by treating a portion of the proceeds as interest income. The application of these rules (and the rules regarding original issue discount) to debt obligations held by the Fund could affect (i) the amount and timing of distributions to shareholders and (ii) the ability of the Fund to satisfy the Distribution Requirement.

        If capital gain distributions have been made with respect to Shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. Any gain or loss recognized on a sale or redemption of Shares of the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the Shares have been held for more than twelve months and otherwise will be generally treated as a short-term capital gain or loss. Any loss recognized by a shareholder upon the sale or redemption of Shares of the Fund held for six months or less, however, will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such Shares. If Shares on which a net capital gain distribution has been received are subsequently sold or redeemed and such Shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

        The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Individuals whose "modified income" exceeds a base amount will be subject to federal income tax up to one-half of their social security benefits. Modified income currently includes adjusted gross income, one-half of social security benefits and tax-exempt interest, including exempt-interest dividends paid by the Fund. Individuals whose modified income exceeds certain base amounts are required to include in gross income up to 85% of their social security benefits. Further, the Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users. A "substantial user" is defined generally to include certain persons who regularly use a facility in their trade or business. Such persons should consult their tax advisor before investing in the Fund.

        Issuers of bonds purchased by the Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that exempt-interest dividends may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.

        If for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will generally be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. However, in the case of corporate shareholders, such distributions will generally be eligible for the 70% dividends received deduction for "qualifying dividends."

         The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of distributions payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding.

        The Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year.

        The Code imposes a nondeductible 4% excise tax on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gains net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, an investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

        The Fund intends to make sufficient distributions of its ordinary income and capital gains net income prior to the end of each calendar year to avoid liability for excise tax. However, the Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability, and, in addition, the liquidation of such investments in such circumstances may affect the ability of the Fund to satisfy the Short-Short Gain Test.

        Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund and also as to the application of the rules set forth above to a shareholder's particular circumstances.

5.      MANAGEMENT OF THE FUND

Directors and Officers


        The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is 1 South Street, Baltimore, Maryland 21202.


*RICHARD T. HALE, Chairman and Director (7/17/45)
                  Managing Director, Alex. Brown & Sons Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor) Chartered Financial Analyst.

*TRUMAN T. SEMANS, Director (10/27/27)
                  Managing Director, Alex. Brown & Sons Incorporated; Director, Investment Company Capital Corp. (registered investment advisor); Formerly, Vice Chairman, Alex. Brown & Sons Incorporated.

JAMES J. CUNNANE, Director (3/11/38)
                  CBC Capital, 264 Carlyle Lake Drive, St. Louis, Missouri 63141. Managing Director, CBC Capital (merchant banking), 1993-Present; Formerly, Senior Vice-President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993 and Director, The Arch Fund (registered investment company).


JOHN F. KROEGER, Director (8/11/24)
                  37 Pippins Way, Morristown, New Jersey 07960.
                  Director/Trustee, AIM Funds (registered investment companies); Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm) and General Manager, Shell Oil Company.


LOUIS E. LEVY, Director (11/16/32)
                  26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (banking and finance); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993, Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992 and Partner, KPMG Peat Marwick, retired 1990.



EUGENE J. McDONALD, Director (7/14/32)
                  Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and healthcare); Director, Central Carolina Bank & Trust (banking), Key Funds (registered investment companies), and AMBAC Treasurers Trust (registered investment company).



REBECCA W. RIMEL, Director (4/10/51)
                  The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, PA 19103. President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company; Formerly, Executive Director, The Pew Charitable Trusts.



M. ELLIOTT RANDOLPH, President (1/10/42)
                  Principal, Alex. Brown & Sons Incorporated, 1991 - Present.

PAUL D. CORBIN, Executive Vice President (7/24/52)
                  Principal, Alex. Brown & Sons Incorporated, 1991 - Present.

EDWARD J. VEILLEUX, Vice President (8/26/43)
                  Principal, Alex. Brown & Sons Incorporated; Vice President, Armata Financial Corp. (registered broker-dealer); Executive Vice President, Investment Company Capital Corp. (registered investment advisor).


GARY V. FEARNOW, Vice President (12/6/44)
                  Managing Director, Alex. Brown & Sons Incorporated and Manager, Special Products Department, Alex. Brown & Sons Incorporated.


MONICA M. HAUSNER, Vice President (10/26/61)
                  Vice President, Fixed Income Management Department, Alex. Brown & Sons Incorporated, March 1992-Present; Formerly, Assistant Vice President, First National Bank of Maryland, 1984-1992.


SCOTT J. LIOTTA, Vice President (3/18/65)
                  Manager, Fund Administration, Alex. Brown & Sons Incorporated, July 1996-Present; Formerly, Manager and Foreign Markets Specialist, Putnam Investments Inc. (registered investment companies), April 1994-July 1996; and Supervisor, Brown Brothers Harriman & Co. (domestic and global custody), August 1991-April 1994.

JOSEPH A. FINELLI, Treasurer (1/24/57)
                  Vice President, Alex. Brown & Sons Incorporated and Vice President, Investment Company Capital Corp. (registered investment advisor), September 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company, Inc. (investments), 1980-August 1995.


EDWARD J. STOKEN, Secretary (8/7/47)
                  Compliance Officer, Alex. Brown & Sons Incorporated, April 1995 - Present; Formerly, Legal Advisor, Federated Investors (registered investment advisor), 1991-1995.



LAURIE D. COLLIDGE, Assistant Secretary (1/1/66)
                  Asset Management Department, Alex. Brown & Sons Incorporated, 1991-Present.



----------
* Messrs. Hale and Semans are Directors who are "interested persons", as defined in the Investment Company Act.



         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by Alex. Brown or its affiliates. There are currently 12 funds in the Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as a Director of eight funds in the Fund Complex. Mr. Hale serves as President and Director of one fund and as Director of each of the other funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy and McDonald serve as Directors of each fund in the Fund Complex. Ms. Rimel serves as Director of six funds in the Fund Complex. Mr. Veilleux serves as Executive Vice President of one fund and as Vice President of each of the other funds in the Fund Complex. Mr. Liotta serves as Vice President, Mr. Finelli serves as Treasurer, Mr. Stoken serves as Secretary and Ms. Collidge serves as Assistant Secretary, respectively, of each fund in the Fund Complex. Mr. Randolph serves as President of two funds and Vice President of one fund in the Fund Complex. Mr. Corbin serves as Executive Vice President of two funds and as Vice President of one fund in the Fund Complex. Mr. Fearnow serves as Vice President of 10 funds in the Fund Complex. Ms. Hausner serves as Vice President of three funds in the Fund Complex.


        Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.



         Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of Alex. Brown may be considered to have received remuneration indirectly. As compensation for his or her services as Director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (a "Non-Interested Director"), receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from all Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses are allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended March 31, 1996, Non-Interested Directors' fees attributable to the assets of the Fund totaled approximately $1,000. The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended March 31, 1996.




                                                     COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------
Name of Person,                  Aggregate Compensation for      Pension or Retirement        Total Compensation from the Fund and
Position                         the Fiscal Year Ended           Benefits Accrued as Part of  Fund Complex Payable to Directors for
                                 March 31, 1996                  Fund Expenses                the Fiscal Year Ended March 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
  *Richard T. Hale                 $0                              $0                                              $0
     Chairman and Director


  *Truman T. Semans                $0                              $0                                              $0
     Director

   James J. Cunnane                $123(1)                         +                                     $39,000 for service on 13
     Director                                                                                          Boards in the Fund Complex(2)


 **N. Bruce Hannay                 $112(1)                         +                                     $32,572 for service on 13
     Director                                                                                          Boards in the Fund Complex(2)


   John F. Kroeger                 $146(1)                         +                                    $45,950 for service on 13
     Director                                                                                           Boards in the Fund Complex

    Louis E. Levy                  $123(1)                         +                                     $39,000 for service on 13
     Director                                                                                          Boards in the Fund Complex(2)

   Eugene J. McDonald              $123(1)                         +                                     $39,000 for service on 13
     Director                                                                                          Boards in the Fund Complex(2)

***Rebecca W. Rimel                $130(1)                         +                                     $29,250 for service on 6
     Director                                                                                           Boards in the Fund Complex


****Harry Woolf                     $123(1)                         +                                     $39,000 for service on 13
     Director                                                                                          Boards in the Fund Complex(2)



---------------------

* A Director who is an "interested person" as defined in the Investment Company Act.

**   Retired on January 31, 1996 and is now deceased.
***  Elected to the Board on June 1, 1995.
**** Retired on December 31, 1996.


+ The Fund Complex has adopted a retirement plan for eligible Directors, as described below. The actuarially computed pension expense for the year ended March 31, 1996 was approximately $7,000.
1    None of this amount has been deferred pursuant to a deferred compensation plan.
2    One of these funds ceased operations on May 17, 1995.


         The Fund Complex has adopted a retirement plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by such Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by such participant in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994 and a Director who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen and fourteen years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Another Participant, who retired on January 31, 1996 and died on June 2, 1996 was paid fees of $3,214 by the Fund Complex under the Retirement Plan in the fiscal year ended March 31, 1996. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

         Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1996 are as follows: for Mr. Cunnane, 2 years; for Mr. Kroeger, 14 years; for Mr. Levy, 2 years; for Mr. McDonald, 4 years; and for Ms. Rimel 1 year, respectively.




Years of Service              Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------              -----------------------------------------------------------------

                                      Chairman of Audit Committee               Other Participants
                                      ---------------------------               ------------------

6 years                                          $4,900                                $3,900
7 years                                          $9,800                                $7,800
8 years                                         $14,700                               $11,700
9 years                                         $19,600                              $15,600
10 years or more                                $24,500                               $19,500





         Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Kroeger, Levy and McDonald, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select various Flag Investors and Alex. Brown Cash Reserve Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.



Code of Ethics


         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics applies to the personal investing activities of all directors and officers of the Fund, as well as to designated officers, directors and employees of ICC and Alex. Brown. As described below, the Code of Ethics imposes significant restrictions on ICC's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.



         The Code of Ethics requires that covered employees of ICC, certain directors or officers of Alex. Brown, and all Fund Directors who are "interested persons", preclear personal securities investments (with certain exceptions, such as non-volitional purchases or purchases which are part of an automatic dividend reinvestment plan). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Officers, directors and employees of ICC and Alex. Brown may comply with codes of ethics instituted by those entities so long as they contain similar requirements and restrictions.






6.       INVESTMENT ADVISORY AND OTHER SERVICES

         On October 1, 1993, the sole shareholder of the Fund approved an Investment Advisory Agreement between the Fund and ICC. ICC is a wholly-owned subsidiary of Alex. Brown Financial Corporation and an indirect subsidiary of Alex. Brown Incorporated. ICC is also the investment advisor to Alex. Brown Cash Reserve Fund, Inc., Flag Investors Telephone Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., Flag Investors Intermediate-Term Income Fund, Inc., Flag Investors Real Estate Securities Fund, Inc. and Flag Investors Equity Partners Fund, Inc., which are distributed by Alex. Brown, the Fund's distributor.


         Under the Investment Advisory Agreement, ICC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. Any investment program undertaken by ICC will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. ICC shall not be liable to the Fund or its shareholders for any act or omission by ICC or any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. As compensation for its services, ICC receives an annual fee from the Fund, payable monthly, at the annual rate of .35% of the Fund's average daily net assets. ICC has voluntarily agreed to reduce its annual fee, if necessary, or to make payments to the Fund to the extent required so that the Fund's annual expenses do not exceed .70% of the Flag Investors Class A Shares' average daily net assets and .45% of the Flag Investors Institutional Shares' and the ABCAT Shares' respective average daily net assets. The services of ICC to the Fund are not exclusive and ICC is free to render similar services to others.

         The Investment Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Non-Interested Directors who have no direct or indirect financial interest in such agreement, by votes cast in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Investment Advisory Agreement was most recently approved for continuance by the Fund's Board of Directors on September 30, 1996. The Fund or ICC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company Act). For the fiscal years ended March 31, 1996 and March 31, 1995 and for the Fund's initial fiscal period ended March 31, 1994, ICC waived all advisory fees ($51,908, $45,630 and $12,065, respectively). In addition, for the same period, ICC reimbursed the Fund for other expenses aggregating $87,047, $90,867 and $63,115, respectively. Absent such waivers and reimbursements, the Fund's total operating expenses would have been 1.69%, 1.85% and 2.46%, respectively, of the Flag Investors Class A Shares' average daily net assets and for the period ended March 31, 1996, 1.30% (annualized) of the Institutional Shares' average daily net assets.


         In addition to its services as investment advisor, ICC also provides accounting services to the Fund and serves as the Fund's transfer and dividend disbursing agent. (See "Custodian, Transfer Agent and Accounting Services.")


7.       DISTRIBUTION OF FUND SHARES


         Alex. Brown serves as the distributor of each class of the Fund's Shares pursuant to three separate Distribution Agreements, one for the Flag Investors Class A Shares (the "Flag Investors Class A Distribution Agreement"), one for the Flag Investors Institutional Shares (the "Flag Investors Institutional Distribution Agreement") and one for the ABCAT Shares (the "ABCAT Distribution Agreement") (collectively, the "Distribution Agreements").

The Flag Investors Class A Shares

         The Flag Investors Class A Distribution Agreement provides that Alex. Brown has the exclusive right to distribute the Flag Investors Class A Shares either directly or through other broker-dealers. The Flag Investors Class A Distribution Agreement further provides that Alex. Brown will: (a) solicit and receive orders for the purchase of Flag Investors Class A Shares; (b) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective Prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible; (c) receive requests for redemptions and transmit such redemption requests to the Fund's transfer agent as promptly as possible; and (d) respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Alex. Brown has not undertaken to sell any specific number of Flag Investors Class A Shares. The Flag Investors Class A Distribution Agreement further provides that, in connection with the distribution of Flag Investors Class A Shares, Alex. Brown will be responsible for all of the promotional expenses. The services provided by Alex. Brown to the Fund are not exclusive, and Alex. Brown is free to provide similar services to others. Alex. Brown shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Alex. Brown and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund.


         As compensation for providing distribution services for the Flag Investors Class A Shares as described above, Alex. Brown receives an annual fee, paid monthly, equal to .25% of the average daily net assets of the Flag Investors Class A Shares. Alex. Brown expects to allocate most of its annual fee to its investment representatives and up to all of its fee to Participating Dealers. For the fiscal years ended March 31, 1996 and March 31, 1995 and for the period from October 1, 1993 (commencement of operations) through March 31, 1994, Alex. Brown received distribution fees of $32,318, $32,593 and $8,617, respectively.

         Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the Flag Investors Class A Shares (the "Flag Investors Class A Plan"). Under the Flag Investors Class A Plan, the Fund pays a fee to Alex. Brown for distribution and other shareholder servicing assistance as set forth in the Flag Investors Class A Distribution Agreement, and Alex. Brown is authorized to make payments out of its fee to its investment representatives and to participating broker-dealers. The Flag Investors Class A Distribution Agreement, including the Flag Investors Class A Plan and a form of Sub-Distribution Agreement, was approved by the sole shareholder of the Fund on October 1, 1993. The Flag Investors Class A Distribution Agreement has an initial term of two years and the Flag Investors Class A Distribution Agreement and the Flag Investors Class A Plan encompassed therein will remain in effect from year to year as specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Non-Interested Directors by votes cast in person at a meeting called for such purpose. The Flag Investors Class A Plan was most recently approved in this manner by the Fund's Board of Directors on September 25, 1995.

         In approving the Flag Investors Class A Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Flag Investors Class A Plan would benefit the Fund and its shareholders. The Flag Investors Class A Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Flag Investors Class A Plan may not be amended to increase materially the fee to be paid pursuant to the Flag Investors Class A Distribution Agreement without the approval of the shareholders of the Fund. The Flag Investors Class A Plan may be terminated at any time and the Flag Investors Class A Distribution Agreement may be terminated at any time upon sixty days' notice, in either case without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the outstanding Flag Investors Class A Shares (as defined under "Capital Stock"). Any Sub-Distribution Agreement may be terminated in the same manner at any time. The Flag Investors Class A Distribution Agreement and any Sub-Distribution Agreement shall automatically terminate in the event of assignment.

         During the continuance of the Flag Investors Class A Plan, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Flag Investors Class A Plan to Alex. Brown pursuant to the Flag Investors Class A Distribution Agreement and to broker-dealers pursuant to Sub-Distribution Agreements. Such reports will be made by the persons authorized to make such payments. In addition, during the continuance of the Flag Investors Class A Plan, the selection and nomination of the Fund's Non-Interested Directors will be committed to the discretion of the Non-Interested Directors then in office.

         For the fiscal year ended March 31, 1996, the Fund paid $32,318 to Alex. Brown, the Fund's distributor, pursuant to the Flag Investors Class A Plan. Alex. Brown, in turn, paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.


         In addition, with respect to the Flag Investors Class A Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which Alex. Brown will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

         Under the Flag Investors Class A Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to Alex. Brown under the Flag Investors Class A Plan. Payments under the Flag Investors Class A Plan are made as described above regardless of Alex. Brown's actual cost of providing distribution services and may be used to pay Alex. Brown's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Flag Investors Class A Shares is less than .25% of the Fund's average daily net assets for any period, the unexpended portion of the distribution fee may be retained by Alex. Brown. The Flag Investors Class A Plan does not provide for any charges to the Fund for excess amounts expended by Alex. Brown and, if the Flag Investors Class A Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to Alex. Brown pursuant to the Flag Investors Class A Plan will cease and the Fund will not be required to make any payments past the date the related Flag Investors Class A Distribution Agreement terminates.

         For the fiscal years ended March 31 1996, March 31, 1995 and March 31, 1994, Alex. Brown received sales commissions on the Flag Investors Class A Shares of $11,719, $48,153 and $126,180, respectively, and from such amounts retained $11,719, $48,153, and $125,242 for each such year, respectively.

The Flag Investors Institutional Shares and the ABCAT Shares

         The Flag Investors Institutional Distribution Agreement and the ABCAT Distribution Agreement provide that Alex. Brown has the exclusive right to distribute the related class of shares, either directly or through Participating Dealers, and further provide that Alex. Brown will solicit and receive orders for the purchase of Flag Investors Institutional Shares or ABCAT Shares, as appropriate, accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective Prospectus for such shares and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible, receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible, respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund, maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors, and take all actions deemed necessary to carry into effect the distribution of the related class of shares. Alex. Brown has not undertaken to sell any specific number of Flag Investors Institutional or ABCAT Shares. The Flag Investors Institutional Distribution Agreement and the ABCAT Distribution Agreement further provide that, in connection with the distribution of the related class of shares, Alex. Brown will be responsible for all of the promotional expenses.
The services provided by Alex. Brown to the Fund are not exclusive, and Alex. Brown is free to provide similar services to others. Alex. Brown shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The ABCAT Shares are available solely for the discretionary accounts of Alex. Brown Capital Advisory & Trust Company and its affiliates.

         Alex. Brown receives no compensation for distributing the Flag Investors Institutional Shares or the ABCAT Shares.

         With respect to the Flag Investors Institutional Shares, Alex. Brown and Participating Dealers have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. It is not currently anticipated that Alex. Brown will enter into Sub-Distribution Agreements for the ABCAT Shares.


         The Flag Investors Institutional Distribution Agreement was approved by the Fund's Board of Directors on September 25, 1995 and by the sole shareholder of the class on October 31, 1995. The ABCAT Distribution Agreement was approved by the Fund's Board of Directors on September 30, 1996. Each such Agreement has an initial term of two years and will remain in effect from year to year thereafter if specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Non-Interested Directors by votes cast at a meeting called for such purpose. Each Agreement may be terminated at any time upon sixty days written notice, without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of the outstanding shares of the class (as defined under Capital Stock). The Flag Investors Institutional Distribution Agreement, the ABCAT Distribution Agreement and any Sub-Distribution Agreement shall automatically terminate in the event of assignment.



General Information

         The Fund will pay all costs associated with its organization and registration under the Securities Act of 1933 and the Investment Company Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Non-Interested Directors, and of independent auditors, in connection with any matter relating to the Fund; a portion of membership dues of industry associations; interest payable on Fund borrowings; postage;

insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by Alex. Brown or ICC.

         The address of Alex. Brown is 1 South Street, Baltimore,
Maryland 21202.

8.       BROKERAGE

         ICC is responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection and for negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. ICC may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, Alex. Brown.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with Alex. Brown in any transaction in which Alex. Brown acts as a principal; that is, an order will not be placed with Alex. Brown if execution of the trade involves Alex. Brown serving as a principal with respect to any part of the Fund's order, nor will the Fund buy or sell over-the-counter securities with Alex. Brown acting as market maker.

         If Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

         ICC's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ICC may, in its discretion, effect brokerage transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by ICC to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ICC with clients other than the Fund. Similarly, any research services received by ICC through placement of portfolio transactions of other clients may be of value to ICC in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ICC by a broker-dealer. ICC is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ICC's research and analysis. Therefore, it may tend to benefit the Fund by improving ICC's investment advice. ICC's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ICC's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ICC is also authorized to pay broker-dealers other than Alex. Brown higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board of Directors.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through Alex. Brown. At the time of such authorization certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act which requires that the commissions paid Alex. Brown must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC to furnish reports and to maintain records in connection with such reviews. The Distribution Agreement between Alex. Brown and the Fund does not provide for any reduction in the distribution fee to be received by Alex. Brown from the Fund as a result of profits resulting from brokerage commissions on transactions of the Fund effected through Alex. Brown. For the fiscal year ended March 31, 1996, the Fund paid no brokerage commissions to Alex. Brown.

         ICC manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ICC. ICC may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         During the fiscal year ended March 31, 1996, Alex. Brown directed no transactions to broker-dealers and paid no related commissions to broker dealers because of research services provided.

         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of March 31, 1996, the Fund held a 5.3% repurchase agreement issued by Goldman Sachs & Co.
which was valued at $2,177,000.

9.       CAPITAL STOCK


         The Fund is authorized to issue 40 million Shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated four classes of shares: Flag Investors Maryland Intermediate Tax-Free Income Fund Class A Shares, Flag Investors Maryland Intermediate Tax-Free Income Fund Class B Shares, Flag Investors Maryland Intermediate Tax-Free Income Fund Institutional Shares and Alex. Brown Capital Advisory & Trust Maryland Intermediate Tax-Free Income Shares. The Flag Investors Institutional Shares are offered only to certain eligible institutions and to clients of investment advisory affiliates of Alex. Brown. The ABCAT Shares are offered only to clients of Alex. Brown Capital Advisory & Trust Company and its affiliates. The Flag Investors Class B Shares are not currently being offered. Shares of the Fund, regardless of series or class would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares would be identical to every other class in a particular series and expenses of the Fund (other than 12b-1 and any applicable service fees) would be prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.


10.      SEMI-ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.

11.      CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES



         PNC Bank, National Association ("PNC Bank"), with offices at Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania, 19113, has been retained to act as Custodian of the Fund's investments. PNC Bank receives such compensation from the Fund for its services as Custodian as may be agreed to from time to time by PNC Bank and the Fund. Investment Company Capital Corp., 1 South Street, Baltimore, Maryland 21202, serves as transfer and dividend disbursing agent and provides certain accounting services to the Fund under a Master Services Agreement between the Fund and ICC. As compensation for providing dividend and transfer agency services, the Fund pays ICC up to $10.62 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. ICC, as the Fund's Transfer Agent, has received fees for the fiscal year ended March 31, 1996 which totaled $9,919.



         ICC also provides certain accounting services to the Fund. As compensation for providing accounting services, ICC receives an annual fee, calculated daily and paid monthly, as shown below.

         Average Net Assets                    Accounting Services Fee
         ------------------                    -----------------------

$          0   -  $   10,000,000                    $13,000(fixed fee)
$ 10,000,001   -  $   20,000,000                                .100%
$ 20,000,001   -  $   30,000,000                                .080%
$ 30,000,001   -  $   40,000,000                                .060%

$ 40,000,001   -  $   50,000,000                                .050%
$ 50,000,001   -  $   60,000,000                                .040%
$ 60,000,001   -  $   70,000,000                                .030%
$ 70,000,001   -  $  100,000,000                                .020%
$100,000,001   -  $  500,000,000                                .015%
$500,000,001   -  $1,000,000,000                                .005%
over $1,000,000,000                                             .001%

         In addition, the Fund will reimburse ICC for the following out-of-pocket expenses incurred in connection with provision of ICC's accounting services under the Master Services Agreement: express delivery service, independent pricing and storage.

         For the fiscal year ended March 31, 1996, ICC received accounting fees of $17,831.

         ICC also serves as the Fund's investment advisor.


12.      INDEPENDENT AUDITORS

         The annual financial statements of the Fund are audited by Deloitte & Touche LLP. Deloitte & Touche LLP has offices at 117 Campus Drive, Princeton, New Jersey 08540.


13.      PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the Fund to that of other open-end non-diversified management investment companies and to stock or other relevant indices or averages in advertisements or in certain reports to shareholders, performance will generally be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state the performance of the Fund solely in terms of total return.

Total Return Calculations

         The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

       n
P(1 + T)     = ERV

Where:   P   = a hypothetical initial payment of $1,000
         T   = average annual total return
         n   = number of years (1, 5 or 10)
       ERV   = ending redeemable value at the end of the 1, 5, or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement (or the later commencement of operations of a Series or class). During its first year of operations, the Fund may, in lieu of annualizing its total return, use an aggregate total return calculated in the same manner. In calculating the ending redeemable value, the maximum sales load (1.50% for the Flag Investors Class A Shares) is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund. The Flag Investors Institutional Shares and the ABCAT Shares are sold without a sales load.


         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Morningstar Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges (as distinguished from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares). The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


         Calculated according to SEC rules, for the one-year period ended March 31, 1996, the ending redeemable value of a hypothetical $1,000 payment for the Flag Investors Class A Shares was $1,066, resulting in an annual total return for such Shares equal to 6.58%. For the period from the effectiveness of the Fund's registration statement on October 1, 1993 through the fiscal year ended March 31, 1996, the ending redeemable value of a hypothetical $1,000 payment for Flag Investors Class A Shares was $1,075, resulting in an average annual total return for such Shares equal to 2.93%.

         Calculated according to SEC rules, for the period from commencement of operations of the Institutional Shares on November 2, 1995, through the period ended March 31, 1996, the ending redeemable value of a hypothetical $1,000 payment for Flag Investors Institutional Shares was $1,012, resulting in an aggregate total return for such Shares equal to 1.16%.

         Calculated according to the alternative computation, which assumes no sales charges and reinvestment of all distributions, for the one-year period ended March 31, 1996, the ending redeemable value of a hypothetical $10,000 investment in Flag Investors Class A Shares was $10,820, resulting in an annual total return for such Shares equal to 8.20%. For the period from the effectiveness of the Fund's registration statement on October 1, 1993 through the fiscal year ended March 31, 1996, the ending redeemable value of a hypothetical $10,000 investment in Flag Investors Class A Shares was $1,091, resulting in an average annual total return equal to 3.55%.

         Calculated according to the alternative computation, which assumes no sales charges and reinvestment of all distributions, for the period of commencement of operations of the Flag Investors Institutional Shares on November 2, 1995 through the period ended March 31, 1996, the ending redeemable value of a hypothetical $10,000 investment in Flag Investors Institutional Shares was $1,012, resulting in an aggregate total return for such Shares equal to 1.16%.


         The ABCAT Shares were not offered prior to the date of this Statement of Additional Information.

Yield Calculations


         The Fund's yield for the 30 day period ended March 31, 1996 was 4.13% for the Flag Investors Class A Shares and 4.43% for the Flag Investors Institutional Shares and was computed in the manner discussed below. The yield of the Fund is calculated by dividing the net investment income per Share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's yield calculations assume a maximum sales charge of 1.50% for the Flag Investors Class A Shares and no sales charge for the Flag Investors Institutional Shares or the ABCAT Shares. The Fund's net investment income per Share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

         The Fund may also advertise a "tax-equivalent yield", which is calculated by determining the rate of the return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a shareholder. The Fund's tax-equivalent yield for the 30 day period ended March 31, 1996, for a shareholder in the 31% bracket, was 5.99% for the Flag Investors Class A Shares and 6.42% for the Flag Investors Institutional Shares.


         Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal years ended March 31, 1996 and March 31, 1995, the Fund's portfolio turnover rate was 8.79% and 33%, respectively. A high level of portfolio turnover may generate relatively high transaction costs and may increase the amount of taxes payable by the Fund's shareholders.

14.      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         As of September 20, 1996, the following persons owned of record or beneficially 5% or more of the Fund's total outstanding Shares:

         Alex. Brown & Sons Incorporated                              53.9%*
         135 E. Baltimore Street
         Baltimore, MD 21202

         Lauer & Co. Cust.                                            39.64%
         BAT Customers
         c/o Glenmede Income Collection Dept.
         1650 Market Street, Suite 1200
         Philadelphia, PA  19103-7301

         As of September 20, 1996, to Fund management's knowledge, Directors and officers as a group owned less than 1% of the Fund's total outstanding Shares.

----------
         * As of September 20, 1996, to Fund management's knowledge, Alex. Brown & Sons, Incorporated owned beneficially less than 5% of such Shares.

15.      FINANCIAL STATEMENTS
         See next page.

                             [FLAG INVESTORS LOGO]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND

STATEMENT OF NET ASSETS                                          MARCH 31, 1996

                                                                            Ratings                      Percent
 Par                                                                       (Moody's       Value          of Net
(000)                                                                        S&P(1)      (Note A)        Assets
       MUNICIPAL BONDS - 90.9%

       General Obligation - 57.0%
$500   Anne Arundel County, MD, Solid Waste Project
         4.50%, 2/1/03                                                       Aa/AA+       $  494,180        2.6%
  500  Baltimore County, MD, Metropolitan District, 64th Issue,
       Callable 8/1/03 @ $102
         4.50%, 8/1/06                                                       Aaa/AAA         476,095        2.5
  500  Baltimore County, MD, Metropolitan District, 61st Issue
         6.80%, 4/1/00                                                       Aaa/AAA         543,360        2.8
  350  Baltimore County, MD, Mortgage Revenue,
       Callable 11/1/03 @ $102
         6.60%, 11/1/14                                                      NR*/AAA         363,052        1.9
  400  Calvert County, MD, Refunding Consolidated Public
       Improvement Project, Callable 7/15/03 @ $102
         4.80%, 7/15/07                                                      Aa/A+           382,284        2.0
  200  Carroll County, MD, Refunding Consolidated Public
       Improvement Project
         4.60%, 11/1/03                                                      Aa/AA           198,274        1.0
  250  Cecil County, MD (FGIC Insured), Refunding Consolidated
       Public Improvement Project, Callable 12/1/03 @ $102
         5.00%, 12/1/06                                                      Aaa/AAA         248,350        1.3
  500  Charles County, MD, Refunding Consolidated Public
       Improvement Project, Series 94
         6.00%, 6/1/99                                                       Aa/AA-          524,620        2.7
  400  Frederick County, MD, Refunding, Series "C"
         4.60%,  8/1/03                                                      Aa/AA-          396,636        2.1
  500  Frederick, MD, Refunding and Improvement (FGIC Insured)
         5.80%,  12/1/02                                                     Aaa/AAA         531,620        2.7
  200  Howard County, MD, Refunding Consolidated
       Public Improvement Project, Series "A"
         4.875%, 8/15/02                                                     Aaa/AA+         203,442        1.0
  500  Howard County, MD, Unlimited Consolidated
       Public Improvement Project, Series "A"
       Pre-refunded 5/15/00 @ $100
         7.00%, 5/15/08                                                      Aaa/AAA         547,560        2.8
  500  Kent County, MD, College, Project & Refunding-
       Washington College, Callable 7/1/99 @ $102
         7.70%, 7/1/18                                                       Baa/NR**        544,140        2.8
  375  Laurel, MD, Refunding, Series "A" Project, (MBIA Insured),
       Callable 7/1/01 @ $102
         6.60%, 7/1/03                                                       Aaa/AAA         413,126        2.2
  500  Maryland National Capital Park & Planning Commission
       (Prince George's County), Callable 7/1/05 @ $101
         5.00%, 7/1/08                                                       Aa/AA           490,980        2.6


                             [FLAG INVESTORS LOGO]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND

STATEMENT OF NET ASSETS (continued)                               MARCH 31, 1996

                                                                            Ratings                      Percent
 Par                                                                       (Moody's       Value          of Net
(000)                                                                        S&P(1)      (Note A)        Assets
       General Obligation - (continued)

 $500  Maryland State and Local Facilities Loan, Second Series,
       Callable 4/15/03 @ $100
         5.00%, 4/15/04                                                      Aaa/AAA      $  507,400        2.7%
       Maryland State and Local Facilities Loan, Third Series,
       Callable 7/15/01 @ $101
  600    4.30%, 7/15/03                                                      Aaa/AAA         584,202        3.1
  300    6.50%, 7/15/04                                                      Aaa/AAA         326,196        1.7
  100  Maryland State Capital Improvement and Refunding,
       Callable 5/15/02 @ $102
         6.00%, 5/15/07                                                      Aaa/AAA         106,420        0.6
  450  Maryland State Capital Improvement and Refunding
         4.90%, 4/15/03                                                      Aaa/AAA         456,683        2.4
  600  Montgomery County, MD, Refunding Consolidated Public
       Improvement Project, Series "A"
         4.50%, 10/1/03                                                      Aaa/AAA         594,348        3.1
  500  Ocean City, MD, Refunding (MBIA Insured)
         5.00%, 3/15/03                                                      Aaa/AAA         506,440        2.6
  250  Prince George's County, MD, Refunding Consolidated
       Public Improvement Project, Series "A" (MBIA Insured),
       Callable 3/1/02 @ $102
         5.40%, 9/1/02                                                       Aaa/AAA         261,003        1.4
  250  Prince George's County, MD, Refunding Consolidated
       Public Improvement Project, Callable 3/15/03 @ $102
       (AMBAC Insured)
         5.50%, 3/15/05                                                      Aaa/AAA         259,300        1.4
  250  St. Mary's County, MD, Metropolitan Commission,
       Callable 11/1/03 @ $102
         5.65%, 11/1/07                                                      A/A+            258,398        1.4
  250  Washington Suburban Sanitary District, MD
       Pre-refunded 11/1/01 @ $102
         6.40%, 11/1/04                                                      Aaa/AAA         276,343        1.4
  360  Washington Suburban Sanitary District, MD
         8.00%, 1/1/02                                                       Aa1/AA          420,250        2.2
                                                                                          10,914,702       57.0
       Other Revenue - 32.5%

  100  Baltimore, MD, Convention Center,
       Callable 9/1/04 @ $100(FGIC Insured)
         5.60%, 9/1/06                                                       Aaa/AAA         102,902        0.5
  245  Charles County, MD, Housing Revenue (MBIA Insured),
       Callable 7/1/03 @ $102
         5.375%, 7/1/09                                                      Aaa/AAA         245,081        1.3

                             [FLAG INVESTORS LOGO]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND

STATEMENT OF NET ASSETS (continued)                               MARCH 31, 1996

                                                                            Ratings                      Percent
 Par                                                                       (Moody's/      Value          of Net
(000)                                                                        S&P(1)      (Note A)        Assets
       Other Revenue - (continued)

 $400  Maryland State Center for Physics Headquarters
         5.80%, 1/1/01                                                       NR*/BBB       $ 401,851        2.2%
  100  Maryland State Community Development Administration,
       Single Family Program, Third Series
         4.55%, 4/1/02                                                       Aa/NR*           98,924        0.5
  200  Maryland State Health and Higher Education Facilities
       Authority, Revenue for Frederick Memorial Hospital
       (FGIC Insured)
         4.70%, 7/1/02                                                       Aaa/AAA         199,236        1.0
  500  Maryland State Health and Higher Education Facilities
       Authority, Revenue for Good Samaritan Hospital
         5.40%, 7/1/04                                                       A1/A            504,930        2.6
  750  Maryland State Health and Higher Education Facilities
       Authority, Revenue for Greater Baltimore Medical Center,
       Variable Rate
         3.30% at 3/31/96, 7/1/25 (Weekly put option)                        A1/NR*          750,000        3.9
  555  Maryland State Health and Higher Education Facilities
       Authority, Revenue for Harford Memorial and Fallston General
       Hospitals, Callable 7/1/97 @ $102
         8.50%, 7/1/14                                                       Baa1/NR*        584,670        3.1
  200  Maryland State Health and Higher Education Facilities
       Authority, Revenue for Howard County General Hospital
         4.55%, 7/1/98                                                       Baa1/BBB        200,328        1.0
  300  Maryland State Health and Higher Education Facilities
       Authority, Revenue for Peninsula Regional Medical,
       Callable 7/1/03 @ $102
         5.00%, 7/1/06                                                       A/A             294,786        1.5
  300  Maryland State Health and Higher Education Facilities
       Authority, Revenue for Suburban Hospital
         4.75%, 7/1/03                                                       A1/A            292,788        1.5
  160  Maryland State Health and Higher Education Facilities
       Authority, Revenue for University of Maryland Medical
       Systems, Callable 7/1/03 @ $102 (FGIC Insured)
         5.375%, 7/1/13                                                      Aaa/AAA         152,631        0.8
  250  Maryland State Health and Higher Education Facilities
       Authority, Revenue for Washington County Hospital
       (MBIA Insured)
         4.45%, 1/1/02                                                       Aaa/AAA         245,972        1.3
       Maryland State Stadium Authority Lease,
       Ocean City Convention Center
  300    4.80%, 12/15/03                                                     Aa/AA           301,131        1.6
  200    4.80%, 12/15/05                                                     Aa/AA           197,300        1.0

                             [FLAG INVESTORS LOGO]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND

STATEMENT OF NET ASSETS (concluded)                               MARCH 31, 1996

                                                                            Ratings                       Percent
 Par                                                                       (Moody's/       Value          of Net
(000)                                                                        S&P(1)       (Note A)        Assets
         Other Revenue - (concluded)

   $400  Maryland State Transportation Authority,
         Transportation Facility Projects Revenue
           6.625%, 7/1/03                                                    Aaa/AAA      $  422,056        2.2%
    300  Montgomery County, MD, Maryland Housing Opportunities
         Commission, Series "A," Callable 7/1/03 @ $102
           4.70%, 7/1/04                                                     Aa/NR*          296,547        1.6
    350  Northeast, MD, Waste Disposal Authority Recovery Revenue
         (MBIA Insured)
           6.65%, 1/1/97                                                     Aaa/AAA         358,117        2.0
    500  University of Maryland Systems Auxiliary Facilities &
         Tuition Revenue, Series "B"
         Pre-refunded 10/1/02 @ $102
           6.40%, 4/1/06                                                     Aa/AAA          555,750        2.9
                                                                                           6,205,000       32.5

         Transportation Revenue - 1.4%
    275  Washington, D.C., Metropolitan Area Transportation
         Authority for Gross Revenue (FGIC Insured)
           4.50%, 1/1/01                                                     Aaa/AAA         273,471        1.4
         Total Municipal Bonds
           (Cost $17,407,140)                                                             17,393,173       90.9

         REPURCHASE AGREEMENT - 11.4%
  2,177  Goldman Sachs & Co., 5.3%
           Dated 3/29/96, to be repurchased on 4/1/96, collateralized by
           U.S. Treasury Bonds with a market value of $2,199,517.
             (Cost $2,177,000)                                                             2,177,000       11.4

         Total Investment in Securities
           (Cost $19,584,141)**                                                           19,570,173      102.3


         Other Liabilities in Excess of Other Assets, Net                                   (436,609)      (2.3)

         Net Assets--100.0%                                                              $19,133,564      100.0%

         Net Asset Value Per:
           Class A Share ($12,065,983 / 1,225,743 shares outstanding)                          $9.84

           Institutional Share
             ($7,067,581 / 711,488 shares outstanding)                                         $9.93

         Maximum Offering Price Per:
           Class A Share ($9.84 / 0.985)                                                       $9.99
           Institutional Share                                                                 $9.93

(1) The Moody's and Standard & Poor's ratings are believed to be the most recent ratings available as of March 31, 1996.
  * Not rated.
 ** Also aggregate cost for federal tax purposes.
See accompanying Notes to Financial Statements.

                             [FLAG INVESTORS LOGO]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND

STATEMENT OF OPERATIONS                        FOR THE YEAR ENDED MARCH 31, 1996


INVESTMENT INCOME (NOTE A):

     Interest                                                       $  716,618

EXPENSES:

     Investment advisory fee (Note B)                                   51,908
     Legal                                                              36,987
     Distribution fee (Note B)                                          32,318
     Printing and postage                                               28,581
     Audit                                                              24,901
     Accounting fee (Note B)                                            17,831
     Organizational expense (Note A)                                    10,252
     Transfer agent fees (Note B)                                        9,919
     Custodian fee                                                       8,168
     Miscellaneous                                                       8,025
     Registration fees                                                   7,215
     Pricing                                                             5,000
     Directors' fees                                                       999
     Insurance                                                             436
       Total expenses                                                  242,540
     Less: Fees waived and expenses reimbursed (Note B)               (138,955)
       Net expenses                                                    103,585
     Net investment income                                             613,033

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:

     Net realized loss from security transactions                       (2,588)
     Change in unrealized appreciation of investments                  434,427
     Net realized and unrealized gain on investments                   431,839

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $1,044,872

See accompanying Notes to Financial Statements.

                             [FLAG INVESTORS LOGO]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                For the Year        For the Year
                                                                                   Ended               Ended
                                                                                  March 31,           March 31,
                                                                                    1996                1995
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
     Net investment income                                                      $   613,033         $     564,967
     Net loss from security transactions                                             (2,588)             (116,538)
     Change in unrealized appreciation
       of investments                                                               434,427               122,723
         Net increase in net assets resulting
           from operations                                                        1,044,872               571,152

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income:
       Flag Investors Class A Shares                                               (528,695)             (606,205)
       Flag Investors Institutional Shares                                          (60,193)                   --
     Distributions in excess of income (Class A Shares)                             (68,882)               (8,865)
         Total distributions                                                       (657,770)             (615,070)

CAPITAL SHARE TRANSACTIONS (NOTE C):
     Proceeds from sale of shares                                                10,461,018             5,832,374
     Value of shares issued in reinvestment of dividends                            402,890               415,255
     Cost of shares repurchased                                                  (5,036,544)           (5,156,129)
     Total increase in net assets derived from
       capital share transactions                                                 5,827,364             1,091,500
         Total increase in net assets                                             6,214,466             1,047,582

NET ASSETS:
     Beginning of period                                                         12,919,098            11,871,516
     End of period                                                              $19,133,564           $12,919,098

See accompanying Notes to Financial Statements.

                             [FLAG INVESTORS LOGO]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each period)

                                                                For the Year       For the Year         For the Period
                                                                   Ended              Ended            October 1, 1993*
                                                                 March 31,          March 31,              through
                                                                   1996               1995              March 31, 1994
Per Share Operating Performance:
  Net asset value at beginning of period                        $  9.52            $  9.50              $ 10.00

Income from Investment Operations:
  Net investment income                                            0.39               0.40                 0.14
  Net realized and unrealized gain/(loss)
    on investments                                                 0.38               0.05                (0.53)
      Total from Investment Operations                             0.77               0.45                (0.39)

Less Distributions:
  Dividends from net investment income                             (0.39)             (0.40)              (0.11)
  Distributions in excess of income                                (0.06)             (0.03)                 --
  Net asset value at end of period                               $  9.84            $  9.52               $ 9.50

Total Return(1)                                                     8.20%              5.12%               (4.06)%

Ratios to Average Net Assets:
  Expenses(2)                                                       0.70%              0.70%                0.29%**
  Net investment income(3)                                          4.09%              4.44%                3.84%**

Supplemental Data:
  Net assets at end of period (000)                              $12,066            $12,919              $11,872
  Portfolio turnover rate                                           8.79%             33.00%                8.51%

  * Commencement of operations.
 ** Annualized.
(1) Total return excludes the effect of sales loads.
(2) Without the waiver of advisory fees and reimbursement of expenses (Note B), the ratio of expenses to average net assets would have been 1.69%, 1.85% and 2.46% for the years ended March 31, 1996, 1995, and the period ended March 31, 1994, respectively.
(3) Without the waiver of advisory fees and reimbursement of expenses (Note B), the ratio of net investment income to average net assets would have been 3.13%, 3.29% and 1.68%for the years ended March 31, 1996, 1995, and the period ended March 31, 1994, respectively.
See accompanying Notes to Financial Statements.

                             [FLAG INVESTORS LOGO]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES
(For a share outstanding throughout the period)
                                                           For the Period
                                                          November 2, 1995*
                                                               through
                                                            March 31, 1996
Per Share Operating Performance:
  Net asset value at beginning of period                      $ 9.93

Income from Investment Operations:
  Net investment income                                         0.15
  Net realized and unrealized loss
    on investments                                             (0.03)
      Total from Investment Operations                          0.12

Less Distributions:
  Dividends from net investment income
    and short-term gains                                       (0.12)
  Net asset value at end of period                            $ 9.93

Total Return                                                    2.83%**

Ratios to Average Net Assets:
  Expenses(1)                                                   0.45%**
  Net investment income(2)                                      4.45%**

Supplemental Data:
  Net assets at end of period (000)                           $7,068
  Portfolio turnover rate                                       8.79%

  * Commencement of operations.
 ** Annualized.
(1) Without the waiver of advisory fees (Note B), the ratio of expenses to average net assets would have been 1.30% for the period November 2, 1995 through March 31, 1996.
(2) Without the waiver of advisory fees (Note B), the ratio of net investment income to average net assets would have been 3.67% for the period November 2, 1995 through March 31, 1996.
See accompanying Notes to Financial Statements.

                             [FLAG INVESTORS LOGO]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

A. Significant Accounting Policies - Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. (the "Fund") was organized as a Maryland Corporation on July 23, 1993 and commenced operations October 1, 1993, by offering Class A Shares, which are subject to a maximum front-end sales charge of 1.50% and a 0.25% distribution fee. On November 2, 1995, the Fund began offering Institutional Shares, which are not subject to a front-end sales charge or a distribution fee. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company designed to provide current income exempt from federal income taxes and Maryland state and local income taxes consistent with preservation of principal within an intermediate-term maturity structure, by investing primarily in municipal obligations issued by the State of Maryland and its political subdivisions, agencies or instrumentalities. The Fund's concentration in securities involves greater risk than one that invests more broadly.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

   Security Valuation - Municipal bonds are valued on the basis of quotations provided by a pricing service, which uses information with respect to transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Securities or other assets for which market quotations are not readily available are valued at their face value so determined in good faith by the Investment Advisor under procedures established and monitored by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market.

   Repurchase Agreements - The Fund may agree to purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller, under a repurchase agreement, will be required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreement is conditional upon the collateral being deposited under the Federal Reserve book-entry system.

   Federal Income Tax - No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code and to make requisite distributions to the shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its long-term taxable net investment income on a monthly basis and net realized capital gains annually, if any.

   Other - Security transactions are accounted for on the trade date and the cost of investments sold or redeemed is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and are being amortized on the straight-line method over a five-year period beginning on the date on which the Fund commenced its investment activities.

B. Investment Advisory Fees, Transactions with Affiliates and Other Fees - Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown & Sons Incorporated ("Alex. Brown"), serves as the Fund's investment advisor. As compensation for its

                             [FLAG INVESTORS LOGO]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

   advisory services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at the annual rate of 0.35% of the first $1 billion of the Fund's average daily net assets; 0.30% of the next $500 million of the Fund's average daily net assets; and 0.25% of the Fund's average daily net assets in excess of $1.5 billion.

   ICC has agreed to reduce its aggregate fees attributable to the Fund or make payments to the Fund, if necessary, to the extent required to satisfy any expense limitations imposed by any securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale. ICChas voluntarily agreed to waive its fees to the extent required to maintain expenses at no more than 0.70% of the average daily net assets for Class A Shares and 0.45% for Institutional Shares. For the year ended March 31, 1996, ICC waived fees of $51,908 and reimbursed expenses of $87,047.

   As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, from the Fund's average daily net assets. ICC received $17,831 for accounting services for the year ended March 31, 1996.

   As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated and paid monthly. ICC received $9,919 for transfer agent services for the year ended March 31, 1996.

   As compensation for providing distribution services, Alex. Brown receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to 0.25% of the Fund's average daily net assets for Class A Shares. For the year ended March 31, 1996, distribution fees aggregated $32,318. Alex. Brown received no commissions from the Fund for the year ended March 31, 1996.

   Flag Investors/ISI Fund complex has adopted a retirement plan for eligible Directors. The pension expense and liability for the year ended March 31, 1996 were not material.


C. Capital Share Transactions - The Fund is authorized to issue up to 35 million shares of $.001 par value common stock (25 million Class A, 2 million Class B, 5 million Institutional and 3 million undesignated). Transactions in shares of the Fund were as follows:

                                           Class A Shares
                                    For the Year Ended March 31,
                                        1996           1995
Shares sold                             318,331       617,845
Shares issued to share-
  holders on reinvestment
  of dividends                           39,023        44,409
Shares redeemed                        (488,564)     (554,945)
Net increase/(decrease) in
  shares outstanding                   (131,210)      107,309
Proceeds from sale
  of shares                         $ 3,133,248   $ 5,832,374
Reinvested dividends                    382,490       415,255
Net asset value of shares
  redeemed                           (4,810,545)   (5,156,129)
Net increase/(decrease)
  from capital share
  transactions                      $(1,294,807)  $ 1,091,500


                                 Institutional Shares
                                    For the Period
                                   November 2, 1995*
                                        through
                                    March 31, 1996
Shares sold                              731,839
Shares issued to shareholders
  on reinvestment of dividends             2,037
Shares redeemed                          (22,388)
Net increase in shares
  outstanding                            711,488
Proceeds from sale
  of shares                           $7,327,770
Reinvested dividends                      20,400
Net asset value of shares
  redeemed                              (225,999)
Net increase from capital share
  transactions                        $7,122,171
*Commencement of operations.

                             [FLAG INVESTORS LOGO]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

D. Investment Transactions - Purchases and sales of investment securities, other than short-term obligations, aggregated $5,680,137 and $1,226,844, respectively, for the year ended March 31, 1996.

   At March 31, 1996, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $125,072 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $139,040.

E. Net Assets - At March 31, 1996, net assets for Flag Investors Class A Shares consisted of:

     Paid-in capital                      $12,198,984

     Accumulated net
       realized loss from
       security transactions                 (120,021)
     Unrealized appreciation
       of investments                          64,767
     Overdistribution of net
       investment income                      (77,747)
                                          $12,065,983

   At March 31, 1996, net assets for Flag Investors Institutional Shares consisted of:

     Paid-in capital                       $7,122,171
     Unrealized depreciation
       of investments                         (78,735)
     Undistributed net
       investment income                       24,145
                                           $7,067,581

F. Distributions - Of the net investment income distributions paid monthly by the Fund during the taxable year ended March 31, 1996, 94.78% qualify as tax-exempt interest dividends for federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

G. Capital Loss Carryforward - At March 31, 1996, there was a tax capital loss carryforward of $120,021 of which $36,982 expires in 2003 and $83,039 expires in 2004. This carryforward will be used to offset future net capital gains, if any.

REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Directors and Shareholders,
Flag Investors Maryland Intermediate Tax-Free
Income Fund, Inc.:

We have audited the accompanying statement of net assets of Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. as of March 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, the financial highlights of the Class A Shares for each of the years in the two-year period then ended and the period October 1, 1993 (commencement of operations) to March 31, 1994 and the financial highlights of the Institutional Shares for the period November 2, 1995 (commencement of operations) to March 31, 1996. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. as of March 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
Princeton, New Jersey
April 30, 1996

                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND



Statement of Net Assets                                                                          September 30, 1996
(Unaudited)



                                                                             Ratings                    Percent
   Par                                                                      (Moody's/      Value         of Net
  (000)                                                                       S&P)(1)     (Note A)       Assets
-------------------------------------------------------------------------------------------------------------------
         MUNICIPAL BONDS -- 94.7%

         General Obligation  -- 54.3%
$  500   Baltimore County, MD, Consolidated Public Improvements
            5.00%, 6/1/03                                                    Aaa/AAA     $  508,470         2.1%
 1,000   Baltimore County, MD, Consolidated Public Improvements
            5.50%, 6/1/04                                                    Aaa/AAA      1,044,400         4.4
   500   Baltimore County, MD, Metropolitan District, 64th Issue,
         Callable 8/1/03 @ $102
            4.50%, 8/1/06                                                    Aaa/AAA        473,285         2.0
   500   Baltimore County, MD, Metropolitan District, 61st Issue
            6.80%, 4/1/00                                                    Aaa/AAA        537,790         2.3
   400   Calvert County, MD, Refunding Consolidated Public
         Improvement Project, Callable 7/15/03 @ $102
            4.80%, 7/15/07                                                   Aa/A+          382,236         1.6
   250   Cecil County, MD (FGIC Insured), Refunding
         Consolidated Public Improvement Project,
         Callable 12/1/03 @ $102
            5.00%, 12/1/06                                                   Aaa/AAA        247,432         1.0
   500   Charles County, MD, Refunding Consolidated Public
         Improvement Project, Series 94
            6.00%, 6/1/99                                                    Aa/AA-         520,420         2.2
   500   Frederick, MD, Refunding and Improvement (FGIC Insured)
            5.80%, 12/1/02                                                   Aaa/AAA        528,300         2.2
   500   Howard County, MD, Unlimited Consolidated Public
         Improvement Project, Series "A"
         Pre-refunded 5/15/00 @ $100
            7.00%, 5/15/08                                                   AAA/AAA        541,520         2.3
   375   Laurel, MD, Refunding, Series "A" Project (MBIA Insured),
         Callable 7/1/01 @ $102
            6.60%, 7/1/03                                                    Aaa/AAA        415,590         1.8
   500   Maryland National Capital Park & Planning Commission
         (Prince George's County), Callable 7/1/05 @ $101
            5.00%, 7/1/08                                                    Aa/AA          488,245         2.1
   500   Maryland State and Local Facilities Loan, First Series
            4.00%, 2/15/03                                                   Aaa/AAA        474,540         2.0
   100   Maryland State and Local Facilities Loan, First Series,
         Callable 5/15/02 @ $102
            6.00%, 5/15/07                                                   Aaa/AAA        105,954         0.5

                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND




Statement of Net Assets (continued)                                                              September 30, 1996
(Unaudited)


                                                                             Ratings                    Percent
   Par                                                                      (Moody's/      Value         of Net
  (000)                                                                       S&P)(1)     (Note A)       Assets
-------------------------------------------------------------------------------------------------------------------

         General Obligation-- (continued)
$  500   Maryland State Capital Improvement and Refunding,
         Callable 4/15/03 @ $100
            5.00%, 4/15/04                                                   Aaa/AAA     $  505,545         2.1%
 1,000   Maryland State and Local Facilities Loan, Second Series
            5.25%, 6/15/05                                                   Aaa/AAA      1,024,490         4.3
 1,250   Maryland State and Local Facilities Loan, Second Series,
         Callable 6/15/06 @ $101
            5.25%, 6/15/09                                                   Aaa/AAA      1,244,175         5.2
   300   Maryland State and Local Facilities Loan, Third Series,
         Callable 7/15/01 @ $101
            6.50%, 7/15/04                                                   Aaa/AAA        325,302         1.4
   500   Maryland State Capital Improvement and Refunding
            4.90%, 4/15/03                                                   Aaa/AAA        505,565         2.1
 1,000   Montgomery County, MD, Refunding Consolidated
         Public Improvement Project, Series "A"
            5.75%, 10/1/07                                                   Aaa/AAA      1,048,040         4.4
   500   Ocean City, MD, Refunding (MBIA Insured)
            5.00%, 3/15/03                                                   Aaa/AAA        504,655         2.1
   250   Prince George's County, MD, Refunding Consolidated
         Improvement Project, Series "A" (MBIA Insured),
         Callable 3/1/02 @ $102
            5.40%, 9/1/02                                                    Aaa/AAA        259,595         1.1
   250   Prince George's County, MD, Refunding Consolidated
         Public Improvement Project, Callable 3/15/03 @ $102
         (AMBAC Insured)
            5.50%,  3/15/05                                                  Aaa/AAA        258,008         1.1
   250   St. Mary's County, MD, Metropolitan Commission,
         Callable 11/1/03 @ $102
            5.65%, 11/1/07                                                   A/A+           257,285         1.1
   250   Washington Suburban Sanitary District, MD
         Pre-refunded 11/1/01 @ $102
            6.40%, 11/1/04                                                   AAA/AAA        274,157         1.2
   360   Washington Suburban Sanitary District, MD
            8.00%, 1/1/02                                                    Aa1/AA         414,328         1.7

                                                                                         12,889,327        54.3
         Other Revenue  -- 39.2%
   350   Baltimore County, MD, Mortgage Revenue (FHA Insured)
            6.60%, 11/1/14                                                   NR(2)/AAA      366,016         1.5



                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND



Statement of Net Assets (continued)                                                              September 30, 1996
(Unaudited)


                                                                             Ratings                    Percent
   Par                                                                      (Moody's/      Value         of Net
  (000)                                                                       S&P)(1)     (Note A)       Assets
-------------------------------------------------------------------------------------------------------------------
         Other Revenue-- (continued)
 $  100  Baltimore, MD, Convention Center (FGIC Insured)
            5.60%, 9/1/06                                                    Aaa/AAA     $  102,826         0.5%
    240  Charles County, MD, Housing Revenue (MBIA Insured),
         Callable 7/1/03 @ $102
            5.375%, 7/1/09                                                   Aaa/AAA        238,994         1.0
    700  Kent County, MD, College, Project & Refunding--
         Washington College Project
            7.70%, 7/1/18                                                    Baa/NR(2)      760,753         3.2
    400  Maryland State Health and Higher Education
         Facilities Authority, Revenue for Bon Secours
         Heartlands, Issue A
         Pre-refunded 7/1/00 @ $102
            7.375%, 9/1/17                                                   AAA/A+         436,888         1.8
    500  Maryland State Health and Higher Education Facilities
         Authority,  Revenue for Good Samaritan Hospital
            5.40%, 7/1/04                                                    A1/A           505,000         2.1
  1,000  Maryland State Health and Higher Education Facilities
         Authority, Revenue for Greater Baltimore Medical Center
         Pre-refunded 7/1/01 @ $102
            6.75%, 7/1/19                                                    AAA/AAA      1,106,420         4.7
    580  Maryland State Health and Higher Education Facilities
         Authority, Revenue for Harford Memorial and Fallston
         General Hospitals, Callable 7/1/97 @ $102
            8.50%, 7/1/14                                                    Baa1/NR(2)     603,113         2.5
    200  Maryland State Health and Higher Education Facilities
         Authority, Revenue for Howard County General Hospital
            4.55%, 7/1/98                                                    Baa1/BBB       199,920         0.9
    250  Maryland State Health and Higher Education Facilities
         Authority, Revenue for Johns Hopkins University Hospital
            6.00%, 7/1/07                                                    Aa/AA-         271,228         1.1
    300  Maryland State Health and Higher Education Facilities
         Authority, Revenue for Peninsula Regional Medical,
         Callable 7/1/03 @ $102
            5.00%, 7/1/06                                                    A/A            292,521         1.2
    300  Maryland State Health and Higher Education Facilities
         Authority, Revenue for Suburban Hospital
            4.75%, 7/1/03                                                    A1/A           291,540         1.2

                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND


Statement of Net Assets (continued)                                                              September 30, 1996
(Unaudited)


                                                                             Ratings                    Percent
   Par                                                                      (Moody's/      Value         of Net
  (000)                                                                       S&P)(1)     (Note A)       Assets
-------------------------------------------------------------------------------------------------------------------
         Other Revenue-- (continued)
         Maryland State Health and Higher Education Facilities
         Authority, Revenue for University of Maryland
         Medical Systems, Callable 7/1/03 @ $102
         (FGIC Insured)
 $  160     5.375%, 7/1/13                                                   Aaa/AAA     $  155,766         0.8%
  1,000     5.40%, 7/1/08                                                    Aaa/AAA      1,001,430         4.2
    250  Maryland State Health and Higher Education Facilities
         Authority, Revenue for Washington County Hospital
         (MBIA Insured)
            4.45%, 1/1/02                                                    Aaa/AAA        245,508         1.0
    400  Maryland State Industrial Development Financing Authority,
         Revenue for American Center Physics Headquarters
            5.80%, 1/1/01                                                    NR(2)/BBB      403,928         1.7
         Maryland State Stadium Authority Lease,
         Ocean City Convention Center
    300     4.80%, 12/15/03                                                  Aa/AA          300,051         1.3
    200     4.80%, 12/15/05                                                  Aa/AA          196,368         0.8
    400  Maryland State Transportation Authority,
         Transportation Facility Projects Revenue
            6.625%, 7/1/03                                                   AAA/AAA        422,104         1.8
    500  Montgomery County, MD, Housing Opportunity,
         Series "A"
            5.40%, 7/1/16                                                    Aa/NR(2)       503,895         2.1
    350  Northeast, MD, Waste Disposal Authority Recovery
         Revenue (MBIA Insured)
            6.65%, 1/1/97                                                    Aaa/AAA        352,471         1.5
    500  University of Maryland Systems Auxiliary Facilities
         & Tuition Revenue, Series B
         Pre-refunded 10/1/02 @ $102
            6.40%, 4/1/06                                                    Aa/AAA         552,685         2.3

                                                                                          9,309,425        39.2
         Transportation Revenue -- 1.2%
    275  Washington, D.C., Metropolitan Area Transportation
         Authority for Gross Revenue (FGIC Insured)
            4.50%, 1/1/01                                                    Aaa/AAA        273,930         1.2

         Total Municipal Bonds
            (Cost $22,446,368)                                                           22,472,682        94.7


                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND


Statement of Net Assets (concluded)                                                              September 30, 1996
(Unaudited)


                                                                                                        Percent
   Par                                                                                     Value          of Net
  (000)                                                                                  (Note A)        Assets
-------------------------------------------------------------------------------------------------------------------
         REPURCHASE AGREEMENT -- 4.6%
$1,096   Goldman Sachs & Co., 5.65%
           Dated 9/30/96, to be repurchased on 10/1/96,
           collateralized by U.S. Treasury Notes with a
           market value of $1,118,264.
              (Cost $1,096,000)                                                         $ 1,096,000         4.6%

         Total Investment in Securities
            (Cost $23,542,368)(3)                                                        23,568,682        99.3

         Other Assets in Excess of Liabilities, Net                                         167,365         0.7


         Net Assets                                                                     $23,736,047       100.0%

         Net Asset Value Per:
            Class A Share
              ($11,916,246 / 1,213,395 shares outstanding)                                    $9.82
            Institutional Share
              ($11,819,801 / 1,192,705 shares outstanding)                                    $9.91

         Maximum Offering Price Per:
            Class A Share  ($9.82 / 0.985)                                                    $9.97
            Institutional Share                                                               $9.91


(1) The Moody's and Standard and Poor's ratings are believed to be the most recent ratings available as of September 30, 1996.

(2) Not rated.

(3) Also aggregate cost for federal tax purposes.

See accompanying Notes to Financial Statements.

                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND



Statement of Operations             For the Six Months Ended September 30, 1996
(Unaudited)


INVESTMENT INCOME (NOTE A):

   Interest                                                            $536,970

EXPENSES:

   Investment advisory fee (Note B)                                      37,257
   Legal                                                                 20,000
   Distribution fee (Note B)                                             15,077
   Accounting fee (Note B)                                               12,010
   Audit                                                                 11,999
   Printing and postage                                                  11,249
   Custodian fee                                                          9,999
   Organizational expense (Note A)                                        5,126
   Miscellaneous                                                          4,302
   Registration fees                                                      3,599
   Transfer agent fees (Note B)                                           3,250
   Directors' fees                                                          500
   Insurance                                                                265
     Total expenses                                                     134,633
   Less:Fees waived and expenses reimbursed (Note B)                    (71,207)
     Net expenses                                                        63,426
   Net investment income                                                473,544

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:

   Net realized loss from security transactions                         (44,582)
   Change in unrealized appreciation or depreciation of investments      40,281
   Net realized and unrealized loss on investments                       (4,301)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $469,243

See accompanying Notes to Financial Statements.

                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND



Statement of Changes in Net Assets


                                                                 For the Six
                                                                Months Ended          For the Year
                                                             September 30, 1996           Ended
                                                                 (Unaudited)         March 31, 1996
---------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
     Net investment income                                      $   473,544            $     613,033
     Net loss from security transactions                            (44,582)                  (2,588)
     Change in unrealized appreciation or depreciation
       of investments                                                40,281                  434,427
         Net increase in net assets resulting
           from operations                                          469,243                1,044,872

DIVIDENDS TO SHAREHOLDERS FROM:
     Net investment income:
       Flag Investors Class A Shares                               (183,424)                (528,695)
       Flag Investors Institutional Shares                         (214,489)                 (60,193)
     Distributions in excess of income (Class A Shares)             (92,287)                 (68,882)

       Total distributions                                         (490,200)                (657,770)

CAPITAL SHARE TRANSACTIONS (NOTE C):
     Proceeds from sale of shares                                 6,350,316               10,461,018
     Value of shares issued in reinvestment of dividends            241,576                  402,890
     Cost of shares repurchased                                  (1,968,452)              (5,036,544)
     Total increase in net assets derived from
       capital share transactions                                 4,623,440                5,827,364

         Total increase in net assets                             4,602,483                6,214,466

NET ASSETS:
     Beginning of period                                         19,133,564               12,919,098

      End of period                                             $23,736,047              $19,133,564
----------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND


Financial Highlights--Flag Investors Class A Shares
(For a share outstanding throughout each period)



                                                For the Six         For the Year        For the Period
                                               Months Ended           Ended          October 1, 1993(1)
                                              Sept. 30, 1996         March 31,              through
                                                (Unaudited)      1996         1995     March 31, 1994
--------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value at beginning of period         $ 9.84        $ 9.52       $ 9.50        $ 10.00
Income from Investment Operations:
  Net investment income                            0.15          0.39         0.40           0.14
  Net realized and unrealized gain/(loss)
    on investments                                 0.06          0.38         0.05          (0.53)
      Total from Investment Operations             0.21          0.77         0.45          (0.39)
Less Distributions:
  Dividends from net investment income            (0.15)        (0.39)       (0.40)            --
  Distributions in excess of income               (0.08)        (0.06)       (0.03)         (0.11)
      Total distributions                         (0.23)        (0.45)       (0.43)         (0.11)
  Net asset value at end of period               $ 9.82        $ 9.84       $ 9.52         $ 9.50

Total Return(2)                                    2.13%         8.20%        5.12%         (4.06)%
Ratios to Average Daily Net Assets:
  Expenses(4)                                      0.70%(3)      0.70%        0.70%          0.29%(3)
  Net investment income(5)                         4.35%(3)      4.09%        4.44%          3.84%(3)
Supplemental Data:
  Net assets at end of period (000)             $11,916       $12,066      $12,919        $11,872
  Portfolio turnover rate                         18.96%         8.79%       33.00%          8.51%
-------------------------------------------------------------------------------------------------------

  (1) Commencement of operations.
  (2) Total return excludes the effect of sales charge.
  (3) Annualized.
  (4) Without the waiver of advisory fees and  reimbursement of expenses (Note
      B), the ratio of expenses to average daily net assets would have been 1.37%, 1.69%, 1.85% and 2.46% for the six months ended September 30, 1996, the years ended March 31, 1996 and 1995 and the period ended March 31, 1994, respectively.
  (5) Without the waiver of advisory fees and  reimbursement of expenses (Note
      B), the ratio of net investment income to average daily net assets would have been 3.68%, 3.13%, 3.29% and 1.68% for the six months ended September 30, 1996, the years ended March 31, 1996 and 1995 and the period ended March 31, 1994, respectively.

See accompanying Notes to Financial Statements.

                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND


Financial Highlights--Flag Investors Institutional Shares
(For a share outstanding throughout each period)

                                             For the Six       For the Period
                                             Months Ended    November 2, 1995(1)
                                          September 30, 1996     through
                                             (Unaudited)     March 31, 1996
--------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value at beginning of period        $ 9.93          $ 9.93
Income from Investment Operations:
  Net investment income                           0.26            0.15
  Net realized and unrealized loss
    on investments                               (0.04)          (0.03)
      Total from Investment Operations            0.22            0.12
Less Distributions:
  Dividends from net investment income
    and short-term gains                         (0.24)          (0.12)
  Net asset value at end of period              $ 9.91          $ 9.93

Total Return                                      2.23%           2.83%(2)
Ratios to Average Daily Net Assets:
  Expenses(3)                                     0.45%(2)        0.45%(2)
  Net investment income(4)                        4.60%(2)        4.45%(2)
Supplemental Data:
  Net assets at end of period (000)            $11,820          $7,068
  Portfolio turnover rate                        18.96%           8.79%(2)
--------------------------------------------------------------------------------
  (1) Commencement of operations.
  (2) Annualized.
  (3) Without the waiver of advisory fees (Note B), the ratio of expenses to average daily net assets would have been 1.12% and 1.30% for the six months ended September 30, 1996 and the period ended March 31, 1996, respectively.
  (4) Without the waiver of advisory fees (Note B), the ratio of net investment income to average daily net assets would have been 3.93% and
      3.67% for the six months  ended   September  30,  1996  and  the  period
      ended  March 31,  1996, respectively.

See accompanying Notes to Financial Statements.

                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND


Notes to Financial Statements


A. Significant Accounting Policies - Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. (the "Fund") was organized as a Maryland Corporation on July 23, 1993 and commenced operations October 1, 1993, by offering Class A Shares, which are subject to a maximum front-end sales charge of 1.50% and a distribution fee of 0.25%. On November 2, 1995, the Fund began offering Institutional Shares, which are not subject to a front-end sales charge or a distribution fee. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company designed to provide current income exempt from federal income taxes and Maryland state and local income taxes
   consistent  with   preservation  of  principal  within  an intermediate-term
   maturity structure. The Fund invests primarily in municipal obligations issued by the State of Maryland and its political subdivisions, agencies or instrumentalities. The Fund's concentration in securities involves greater risk than one that invests more broadly.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

   Security Valuation - Municipal obligations for which quotations are readily available are valued at the most recent quote price provided by investment dealers. Municipal obligations may be valued on the basis of prices provided by an independent pricing service when such prices are determined by the Investment Advisor to reflect the fair market value of such obligations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Investment Advisor under procedures established and monitored by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market.

   Repurchase Agreements - The Fund may agree to purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller, under a repurchase agreement, will be required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreement is conditional upon the collateral being deposited under the Federal Reserve book-entry system.

   Federal Income Tax - No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment
   company  under Sub-chapter  M  of  the  Internal   Revenue  Code  and  to
   make   requisite distributions to the shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its long-term taxable net investment income on a monthly basis and net realized capital gains annually, if any.

   Other - Security transactions are accounted for on the trade date and the cost of investments sold or redeemed is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and are being amortized on the straight-line method over a five-year period beginning on the date on which the Fund commenced its investment activities.

B. Investment Advisory Fees, Transactions with Affiliates and Other Fees - Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown Financial Corp., serves as the Fund's investment advisor. As compensation for its advisory services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at the annual rate of 0.35% of the first $1 billion of the Fund's average

                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND


   daily net assets; 0.30% of the next $500 million of the Fund's average daily net assets; and 0.25% of the Fund's average daily net assets in excess of $1.5 billion.

   ICC has agreed to reduce its aggregate fees attributable to the Fund or make payments to the Fund, if necessary, to the extent required to satisfy any expense limitations imposed by any securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale. ICChas voluntarily agreed to waive its fees to the extent required to maintain expenses at no more than 0.70% of the average daily net assets for Class A Shares and 0.45% for Institutional Shares. For the six months ended September 30, 1996, ICC waived fees of $37,257 and reimbursed expenses of $33,950.

   As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, from the Fund's average daily net assets. ICC received $12,010 for accounting services for the six months ended September 30, 1996.

   As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated and paid monthly. ICC received $3,250 for transfer agent services for the six months ended September 30, 1996.

   As compensation for providing distribution services, Alex. Brown receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to 0.25% of the Fund's average daily net assets for Class
   A Shares.  For the six months ended September 30, 1996,   distribution  fees
   aggregated $15,077. Alex. Brown received no commissions from the Fund for the six months ended September 30, 1996.

   The fund complex of which the Fund is a part has adopted a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the period January 1, 1996 through September 30, 1996 was approximately $300, and the accrued liability was approximately $1,700.

C. Capital Share Transactions - The Fund is authorized to issue up to 35 million shares of $.001 par value common stock (25 million Class A, 2 million Class B, 5 million Institutional and 3 million undesignated). Transactions in shares of the Fund were as follows:

                                 Class A Shares
                        --------------------------------
                         For the Six
                         Months Ended       For the
                        Sept. 30, 1996    Year Ended
                          (Unaudited)   March 31, 1996

Shares sold                 48,710          318,331
Shares issued to share-
  holders on reinvestment
  of dividends              17,668           39,023
Shares redeemed            (78,726)        (488,564)
Net decrease in shares
  outstanding              (12,348)        (131,210)
Proceeds from sale
  of shares              $ 466,536      $ 3,133,248
Value of reinvested
  dividends                171,878          382,490
Cost of shares redeemed   (761,781)      (4,810,545)
Net decrease from capital
  share transactions     $(123,367)     $(1,294,807)

                           Institutional Shares
                      ---------------------------------
                        For the Six    For the Period
                       Months Ended     Nov. 2, 1995*
                      Sept. 30, 1996       through
                        (Unaudited)    March 31, 1996

Shares sold                596,573          731,839
Shares issued to share-
  holders on reinvestment
  of dividends               7,099            2,037
Shares redeemed           (122,454)         (22,388)
Net increase in shares
  outstanding              481,218          711,488
Proceeds from sale
  of shares             $5,883,780       $7,327,770
Value of reinvested
  dividends                 69,698           20,400
Cost of shares redeemed (1,206,671)        (225,999)
Net increase from capital
  share transactions    $4,746,807       $7,122,171

*Commencement of operations.

                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND


Notes to Financial Statements (concluded)


D. Investment Transactions - Purchases and sales of investment securities, other than short-term obligations, aggregated $8,931,162 and $3,806,183, respectively, for the six months ended September 30, 1996.

   At September 30, 1996, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $165,256 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $138,942.

E. Net Assets - At September 30, 1996, net assets for Flag Investors Class A Shares consisted of:


     Paid-in capital                      $12,075,617
     Accumulated net
       realized loss from
       security transactions                 (144,908)
     Unrealized appreciation
       of investments                          77,824
     Overdistribution of net
       investment income                      (92,287)
                                          $11,916,246

   At September 30, 1996, net assets for Flag Investors Institutional Shares consisted of:

     Paid-in capital                      $11,868,977
     Accumulated net realized loss
       from security transactions             (19,695)
     Unrealized depreciation
       of investments                         (51,510)
     Undistributed net investment
       income                                  22,029
                                          $11,819,801

                                   APPENDIX A
                        BOND AND COMMERCIAL PAPER RATINGS

Standard & Poor's Commercial Paper Ratings

               S & P - Commercial paper rated A-1+ or A-1 by S&P has the following characteristics. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management is unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3.

Moody's Commercial Paper Ratings

               Moody's - The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P-1, P-2 or P-3.


                             CORPORATE BOND RATINGS

Standard & Poor's Bond Ratings

               AAA -- The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

               AA -- Very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

               A -- Strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

               BBB -- Regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

               BB, B, CCC, and CC and C -- Regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

               D -- In default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Bond Ratings

               Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

               Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

               A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

               Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

               Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

               B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

               Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

               Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

               C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



                                       A-2